--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------------

[PHOTO OMITTED]

Richard Goldman
Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks.

Inception: April 13, 1983

Net Assets at June 30, 2001: $2,472,349,154

Richard Goldman, who was named portfolio manager of The Guardian Stock Fund and head of Guardian's Common Stock Department starting July 23, 2001, comes to Guardian from Citigroup Asset Management where he was responsible for $4.5 billion in mutual fund, variable annuity and institutional assets. Mr. Goldman managed the Smith Barney Diversified Large Cap Growth Fund from 1996 through June 2001. His 17 years of industry experience includes several years as Director of Citigroup's Institutional Investor Relations Department where he was responsible for relationships with the company's institutional investors and rating agencies. Mr. Goldman has a B.S. in Finance and Economics from Lehigh University and an Executive M.B.A. in Finance from New York University.

Q:    How did the Fund perform during the first half of 2001?

A: The first half of 2001 was a volatile and difficult period, in many ways similar to the sharp market drop in 1973-74. In fact, the S&P 500 Index(1) was down for the first half of 2001. Together with last year's decline, this sets up the possibility of the broad stock market having the first back-to-back calendar year declines since 1973-74. The Fund declined 14.63%(2) in the first half of 2001 compared to a decline of 6.68% for the S&P 500 Index.

If you break down the Fund's first half performance by each quarter, we can see two different results. During the first quarter, the total return of the Fund was -20.69% compared to a total return of -11.86% for the S&P 500 Index. The Fund's underperformance was primarily due to its overweight in the technology sector (versus the weighting in the S&P 500 Index). In the second quarter, the Fund's management team adopted a more sector neutral approach and lowered the risk profile of the Fund, a move that paid off when the broad market began to rebound. During the second quarter, the Fund increased 7.65% compared to a 5.85% increase for the S&P 500 Index.

Q:    What will be your approach to managing The Guardian Stock Fund?

A: We will be disciplined investors. There are several aspects to disciplined investing: it starts with a clearly defined goal -- for The Guardian Stock Fund we will strive to produce consistent above-average returns relative to the S&P 500 Index. It also requires that we clearly state the investment process that will be used in selecting stocks. It is then critical for the portfolio manager to adhere to this process and not allow for inconsistent management styles, since we intend for The Guardian Stock Fund to be a core long-term holding. The last element of disciplined investing is measuring and controlling how much risk is inherent in the portfolio.

================================================================================
      "We will be disciplined investors. There are several aspects to disciplined investing: it starts with a clearly defined goal -- for The Guardian Stock Fund we will strive to produce consistent above-average returns relative to the S&P 500 Index."
================================================================================

Over the next few months our portfolio management team will be refining and clarifying our investment process, which we will then communicate to our investors in our annual report to contractowners. We will make sure that investors are well informed of the investment positions we're taking relative to our benchmark.

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

Q:    What are the benefits of disciplined investing?

A: The benefits are clear: investors in the Fund can be confident that the Fund won't suffer from inconsistent management styles -- that their "core" portfolio will remain "core." Disciplined investing also permits my portfolio management team to focus on their core competencies and not be distracted by investment fads outside our mandate, which we hope will enhance the Fund's performance over time.

Q:    How will your background contribute to the management of the Fund?

A: Over the 17 years I've been involved with institutional investors, I learned how important it is to consider risk when investing, and to look for the best ways to manage risk as we seek to outperform our benchmark. For decades, institutional investors have recognized that it's not just how much return you get in any particular year, but also how much risk was taken to get it. For example, if two portfolios delivered 20% returns in a given year, but one took significantly more risk, its performance in terms of a risk/return trade-off was less favorable. Most mutual fund investors have not appreciated the importance of risk and how it relates to successful "risk-adjusted" investing. And only recently have some investors come to understand the implications of the risk associated with the speculative investing of 1999.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001

                                                                 Since Fund
                             1 Year   5 Years  10 Years      Inception (4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund     (32.55)%   11.20%   15.30%             14.77%
--------------------------------------------------------------------------------
S&P 500 Index               (14.81)%   14.48%   15.06%             15.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2001

                                                                   Percent of
      Company                                                   Total Net Assets
--------------------------------------------------------------------------------
 1.   Exxon Mobil Corp.                                               4.21%
--------------------------------------------------------------------------------
 2.   General Electric Co.                                            4.21%
--------------------------------------------------------------------------------
 3.   Microsoft Corp.                                                 3.45%
--------------------------------------------------------------------------------
 4.   Johnson & Johnson                                               3.07%
--------------------------------------------------------------------------------
 5.   Bank of America Corp.                                           2.82%
--------------------------------------------------------------------------------
 6.   Wal-Mart Stores, Inc.                                           2.69%
--------------------------------------------------------------------------------
 7.   Verizon Comm.                                                   1.99%
--------------------------------------------------------------------------------
 8.   Pfizer, Inc.                                                    1.85%
--------------------------------------------------------------------------------
 9.   American Int'l. Group, Inc.                                     1.82%
--------------------------------------------------------------------------------
10.   Int'l. Business Machines                                        1.69%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Sector Weightings of Common Stocks as of
                                  June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

                  Financial                        16.75%
                  Credit Cyclicals                  1.50%
                  Capital Goods Technology         17.21%
                  Consumer Services                 4.70%
                  Basic Industries                  0.89%
                  Utilities                         2.70%
                  Transportation                    0.27%
                  Telecommunications                4.01%
                  Consumer Staples                 19.99%
                  Conglomerates                     0.84%
                  Capital Goods                     5.69%
                  Energy                            7.98%
                  Cash                              6.29%
                  Consumer Cyclicals               11.18%


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                The Guardian Stock Fund       S&P 500 Index       Cost of Living
                -----------------------       -------------       --------------
4/13/2083                10000                   10000                10000
                         10891                   10844                10333
       83                11028                   10867                10336
                         10684                   10328                10571
       84                12218                   11529                10754
                         14360                   13501                10958
       85                16130                   15169                11162
                         20326                   18307                11152
       86                18889                   17985                11295
                         22920                   22898                11580
       87                19241                   18903                11794
                         23115                   21283                12029
       88                23160                   21989                12314
                         26541                   25595                12650
       89                28613                   28887                12885
                         28334                   29749                13252
       90                25224                   27959                13680
                         29788                   31938                13874
       91                34293                   36439                14088
                         34598                   36196                14302
       92                41178                   39207                14516
                         46490                   41100                14720
       93                49396                   43130                14913
                         47471                   41667                15097
       94                48767                   43679                15311
                         58848                   52468                15545
       95                65667                   59992                15668
                         72792                   66015                15973
       96                83330                   73770                16176
                        110475                   91429                16627
       97               112983                   94035                16627
                        128110                  110637                17090
       98               135440                  120810                17287
                        138555                  126826                17322
       99               177629                  163104                17232
                        171515                  148936                17233
        0               196229                  160411                17477
                        183486                  156149                17508
6/30/2001               123757                  133029                18269

--------------------------------------------------------------------------------

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $123,757 on June 30, 2001. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $133,029. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("the S&P 500 Index")

Portfolio: Common stocks of companies included in the S&P 500 Index, which emphasizes securities issued by large U.S. companies

Inception: August 25, 1999

Net Assets at June 30, 2001: $347,926,023

Q: This has been an unimpressive year so far for the financial markets. How has the Fund performed?

A: In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -6.68%. The Fund's return over the period was -6.67%,(2) a nearly identical result.

Q:    What strategies were used by the Fund and how did they affect performance?

A: As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested.

Q: What are your expectations for the future and how are you positioning the Fund to take advantage of those expectations?

A: As passive investors, we do not attempt to engage in either market timing or active security selection decisions. Our only goal is to match the returns of the broad equity market (as measured by the S&P 500 Index) in the most efficient way.

================================================================================
      "We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested."
================================================================================

--------------------------------------------------------------------------------
(1) "S&P," "S&P 500(R) ," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services Corporation. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund Profile
--------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
1 Year .................................................................(14.36)%
Since Inception (8/25/99) .............................................. (5.16)%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2001

                                                                     Percent of
                                                                        Total
      Company                                                        Net Assets
--------------------------------------------------------------------------------
 1.   General Electric Co.                                             4.07%
--------------------------------------------------------------------------------
 2.   Microsoft Corp.                                                  3.28%
--------------------------------------------------------------------------------
 3.   Exxon Mobil Corp.                                                2.56%
--------------------------------------------------------------------------------
 4.   Citigroup, Inc.                                                  2.23%
--------------------------------------------------------------------------------
 5.   Pfizer, Inc.                                                     2.13%
--------------------------------------------------------------------------------
 6.   AOL Time Warner, Inc.                                            1.93%
--------------------------------------------------------------------------------
 7.   Wal-Mart Stores, Inc.                                            1.83%
--------------------------------------------------------------------------------
 8.   American Int'l. Group, Inc.                                      1.69%
--------------------------------------------------------------------------------
 9.   Int'l. Business Machines                                         1.67%
--------------------------------------------------------------------------------
10.   Intel Corp.                                                      1.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings for The Guardian
                      VC 500 Index Fund as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

                  Financial                         20.31%
                  Technology                        20.52%
                  Transport                          0.72%
                  Commercial Services                2.86%
                  Consumer Services                  5.45%
                  Utility                            2.70%
                  Telecommunications                 5.55%
                  Consumer Cyclical                  7.64%
                  Industrials                        3.57%
                  Energy                             6.73%
                  Health Care                       12.69%
                  Basic Materials                    3.96%
                  Consumer Non Cyclical              7.30%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings for The Guardian
                          S&P Index as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

                  Financial                         20.48%
                  Technology                        20.64%
                  Transport                          0.73%
                  Commercial Services                2.90%
                  Consumer Services                  5.43%
                  Utility                            2.70%
                  Telecommunications                 5.51%
                  Consumer Cyclical                  7.34%
                  Industrials                        3.58%
                  Energy                             6.72%
                  Health Care                       12.71%
                  Basic Materials                    3.98%
                  Consumer Non Cyclical              7.28%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Long-term total investment return consistent with moderate investment risk.

Portfolio: Purchases shares of The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian Bond Fund and The Guardian Cash Fund.

Inception: September 15, 1999

Net Assets at June 30, 2001: $43,863,437

Q: This has been an unimpressive year for the financial markets. How has the Fund performed?

A: In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -6.68% and the total return on bonds, as measured by the Lehman Aggregate Bond Index,(2) was 3.62%. Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 Index and 40% in the Lehman Aggregate Bond Index (rebalanced monthly), would have returned -3.38%. The Fund's return over the period was -6.29%.(3)

      Our weak results relative to our benchmark were also reflected in our performance relative to our peers. We trailed the -4.48% return of funds with similar objectives and policies in the Lipper Analytical Services(4) universe, and underperformed the median return of -2.91% produced by Morningstar's(5) universe of asset allocation funds.

Q:    What strategies were used by the Fund and how did they affect performance?

A: As always, the Fund is managed using proprietary quantitative models, which attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

      In general, a declining interest rate environment and an economy, which, while slowing, appears capable of avoiding a recession, led us to raise our equity exposure relative to cash and bonds. Specifically, our stock/bond/cash mix at year-end 2000 was 60/40/0, and has subsequently been raised to a bullish 85/15/0. These weightings should be compared to the completely neutral 60/40/0 mix that we would expect to own when the markets were all fairly valued relative to one another.

      Our performance was negatively affected by our asset allocation (which since year-end 2000 has proved to be inappropriately positive on stocks), and the fact that the stocks that we have owned have underperformed the S&P 500 Index.

Q: What are your expectations for the future and how are you positioning the Fund to take advantage of those expectations?

A: We continue to be very aggressively positioned, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses, although an accommodative Federal Reserve Board, combined with tax cuts, has historically boded well for equities.

   "We continue to be very aggressively positioned, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses..."

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(5) (C) 2001 Morningstar, Inc.. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
1 Year ...............................................................   (7.63)%
Since Inception (9/15/99) ............................................     2.71%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Asset Class
                               as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

                     Fixed Income                        15%
                     Common Stocks                       85%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
-------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]

Peter J. Liebst                         Thomas G. Sorell
Co-Portfolio Manager                    Co-Portfolio Manager

Objective: Seeks current income. Capital appreciation is a secondary objective.

Portfolio: At least 75% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated.

Inception: September 13, 1999

Net Assets at June 30, 2001: $30,069,393

Q:    How did the Fund perform during the first half of 2001?

A: The Guardian VC High Yield Bond Fund posted a 1.64%(1) return for the first six months of calendar year 2001. This compared to an average 1.10% return for the 83 variable annuity high yield bond funds tracked by Lipper Analytical Services(2). The Guardian VC High Yield Bond Fund ranked in the 48th percentile of the Lipper peer group for the year ending June 20, 2001. As a measure of the overall high yield market, the CS First Boston High Yield Index(3) posted a 4.61% return for the first six months of 2001. Only 23% of the 83 high yield bond funds tracked by Lipper outperformed the Index during this period. The Lehman Brothers Corporate High Yield Index(4) posted a 3.93% for the same period.

Q:    What factors affected the Fund's performance?

A: The high yield market began calendar year 2001 with an explosion of optimism resulting in a healthy first quarter return of 5.24%, as measured by the CS First Boston High Yield Index. Unfortunately, this was somewhat diluted during the second quarter as investors received a clearer understanding of the magnitude of the slowing economy and its ultimate impact on industry. The net result was a second quarter return of -0.60% for the overall high yield market as measured by the Index, resulting in 4.61% for the first half of 2001.

      During the second quarter, returns among the industries within the high yield market were mixed. Supported by continued concerns over the potential for a prolonged and deeper economic slowdown than previously envisioned, investors directed their attention to more defensive opportunities. This resulted in continued strong returns in industries such as food and beverage, food and drug retailers, and healthcare. Conversely, industries dominated by highly leveraged developing companies such as telecommunications, wireless communications, and information technology saw investors dramatically adjust the risk premium demanded as well as their appetite for investments in such firms. The consequence was a -23.22%, -6.06%, and -0.43%(5) return over the first half of 2001 for these three industries, respectively. These were the only three industries to post a negative return in the high yield market for the first half of the year. However, they together represented 24.2%(6) of the high yield market's value at the beginning of the year, consequently, their impact was significant.

================================================================================
      "While we forecast a stabilization of the U.S. economy to be realized in the second half of the year, until we have a clearer view of this reality, we have taken a more defensive position in our industry weightings and issuer exposures."
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Credit Suisse (CS) First Boston High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dominated high yield debt market. The CS First Boston High Yield Index is not available for direct investment, and its returns do not reflect fees and expenses that have been deducted from the Fund.
(4) The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(5) CS First Boston High Yield Index total return figures for securities representing the telecommunications, wireless communications and information technology industries, respectively.
(6) CS First Boston High Yield Index aggregate weighting as of December 31, 2000 of the telecommunications, wireless communications and information technology industries.

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

      The underperformance of The Guardian VC High Yield Bond Fund during the first half of 2001 was due in part to the Fund's position in telecommunications. The Fund entered the year in an overweight position in this industry, and while exposure was reduced during the first quarter of the year, the performance of holdings in this sector was a significant drag on the Fund's overall performance for the first half of the year.

Q:    What is your outlook for the future?

A: We are entering the second half of 2001 with a cautious eye on the economy being fully aware of the potential strain a prolonged economic downturn would have on many high yield issuers. While we forecast a stabilization of the U.S. economy to be realized in the second half of the year, until we have a clearer view of this reality, we have taken a more defensive position in our industry weightings and issuer exposures.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund Profile
--------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
1 Year ...............................................................   (3.87)%
Since Inception (9/13/99) ............................................   (1.05)%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2001

                                                                   Percent of
      Company                                                   Total Net Assets
--------------------------------------------------------------------------------
 1.   Calpine Canada Energy                                           2.59%
--------------------------------------------------------------------------------
 2.   Michael Foods Corp.                                             2.05%
--------------------------------------------------------------------------------
 3.   Iron Mountain, Inc.                                             2.01%
--------------------------------------------------------------------------------
 4.   Sequa Corp.                                                     1.98%
--------------------------------------------------------------------------------
 5.   Sealy Mattress Co.                                              1.97%
--------------------------------------------------------------------------------
 6.   Jack in the Box, Inc.                                           1.96%
--------------------------------------------------------------------------------
 7.   Chesapeake Energy Corp.                                         1.87%
--------------------------------------------------------------------------------
 8.   Hollywood Casino Corp.                                          1.75%
--------------------------------------------------------------------------------
 9.   Mandalay Resort Group                                           1.74%
--------------------------------------------------------------------------------
10.   Alliant Techsystems, Inc.                                       1.68%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Credit Quality as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

                      CCC & Below               8%
                      BBB                       1%
                      Treasury                  6%
                      B                        62%
                      BB                       23%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 94.1%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 0.9%
     34,400  Alliant Techsystems, Inc. *                          $    3,092,560
     96,800  B.F. Goodrich Co.                                         3,676,464
    230,700  Boeing Co.                                               12,826,920
     94,300  Precision Castparts Corp.                                 3,528,706
                                                                  --------------
                                                                      23,124,650
--------------------------------------------------------------------------------
Automotive Parts -- 0.6%
    170,400  Dana Corp.                                                3,977,136
    387,900  Goodyear Tire & Rubber Co.                               10,861,200
                                                                  --------------
                                                                      14,838,336
--------------------------------------------------------------------------------
Biotechnology -- 4.2%
    186,900  Abgenix, Inc. *                                           8,410,500
    203,300  Amgen, Inc. *                                            12,336,244
    213,600  CuraGen Corp. *                                           7,775,040
    154,300  Enzon, Inc. *                                             9,643,750
    210,100  Genzyme Corp. *                                          12,816,100
     98,100  Human Genome Sciences, Inc. *                             5,910,525
    192,100  MedImmune, Inc. *                                         9,067,120
    106,700  Millennium Pharmaceuticals, Inc. *                        3,796,386
    122,100  Myriad Genetics, Inc. *                                   7,731,360
     88,000  OSI Pharmaceuticals, Inc. *                               4,627,920
    118,800  Protein Design Labs., Inc. *                             10,307,088
    131,000  Sepracor, Inc. *                                          5,213,800
    138,200  Vertex Pharmaceuticals, Inc. *                            6,840,900
                                                                  --------------
                                                                     104,476,733
--------------------------------------------------------------------------------
Broadcasting and Publishing -- 0.5%
    292,200  Comcast Corp. *                                          12,681,480
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 1.5%
    223,700  Centex Corp.                                              9,115,775
    396,595  D.R. Horton, Inc.                                         9,002,707
    271,500  Lennar Corp.                                             11,321,550
    182,600  Pulte Corp.                                               7,784,238
                                                                  --------------
                                                                      37,224,270
--------------------------------------------------------------------------------
Chemicals - Miscellaneous -- 0.1%
     63,300  PPG Industries, Inc. *                                    3,327,681
--------------------------------------------------------------------------------
Computer Software -- 8.3%
    266,300  Adobe Systems, Inc.                                      12,516,100
     58,700  Advent Software, Inc. *                                   3,727,450
    101,100  Autodesk, Inc. *                                          3,771,030
    391,600  BMC Software, Inc. *                                      8,826,664
    328,500  Computer Associates Int'l., Inc.                         11,826,000
    941,500  Compuware Corp. *                                        13,171,585
    102,800  First Data Corp.                                          6,604,900
     64,000  Mercury Interactive Corp. *                               3,833,600
  1,168,800  Microsoft Corp. *                                        85,322,400
    881,700  Oracle Corp. *                                           16,752,300
    222,000  PeopleSoft, Inc. *                                       10,929,060
    389,300  Peregrine Systems, Inc. *                                11,289,700
    167,200  Siebel Systems, Inc. *                                    7,841,680
    125,100  SunGard Data Systems, Inc. *                              3,754,251
     88,000  VERITAS Software Corp. *                                  5,854,640
                                                                  --------------
                                                                     206,021,360
--------------------------------------------------------------------------------
Computer Systems -- 2.1%
    103,700  EMC Corp. *                                               3,012,485
    369,900  Int'l. Business Machines                                 41,798,700
     52,800  Lexmark Int'l. Group, Inc. *                              3,550,800
     33,900  NVIDIA Corp. *                                            3,144,225
                                                                  --------------
                                                                      51,506,210
--------------------------------------------------------------------------------
Conglomerates -- 5.1%
  2,134,500  General Electric Co.                                    104,056,875
    142,600  Loews Corp.                                               9,187,718
    215,000  Tyco Int'l. Ltd.                                         11,717,500
                                                                  --------------
                                                                     124,962,093
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.1%
    138,900  Int'l. Flavors & Fragrances, Inc.                         3,490,557
--------------------------------------------------------------------------------
Drugs and Hospitals -- 9.3%
    383,700  American Home Products Corp. *                           22,423,428
    166,000  Andrx Group *                                            12,782,000
     82,200  Barr Laboratories, Inc. *                                 5,787,702
    130,000  Biovail Corp. *                                           5,655,000
     49,375  Cybear Group *                                               23,206
    189,600  Elan Corp. PLC *                                         11,565,600
    174,400  Forest Laboratories, Inc. *                              12,382,400
    186,900  Gilead Sciences, Inc. *                                  10,875,711
     82,200  HCA-The Healthcare Corp.                                  3,714,618
    155,700  ImClone Systems, Inc. *                                   8,220,960
    341,050  IVAX Corp. *                                             13,300,950
    330,800  Mylan Laboratories, Inc.                                  9,305,404
  1,144,200  Pfizer, Inc.                                             45,825,210
    235,600  Shire Pharmaceuticals Group PLC *                        13,075,800
    361,600  Tenet Healthcare Corp. *                                 18,654,944
    200,200  Teva Pharmaceutical Inds. Ltd. ADR                       12,472,460
    268,200  Universal Health Svcs., Inc. *                           12,203,100
    176,000  Watson Pharmaceuticals, Inc. *                           10,848,640
                                                                  --------------
                                                                     229,117,133
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 3.9%
    451,600  Advanced Micro Devices, Inc. *                           13,042,208
    335,600  Altera Corp. *                                            9,732,400
    163,600  Analog Devices, Inc. *                                    7,075,700
    441,500  AVX Corp.                                                 9,271,500
    291,800  Cypress Semiconductor Corp. *                             6,959,430
    235,000  Integrated Device Technology, Inc. *                      7,447,150
    519,800  Intel Corp.                                              15,204,150
    123,800  Kemet Corp. *                                             2,452,478

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
    209,000  Lattice Semiconductor Corp. *                        $    5,099,600
    488,900  LSI Logic Corp. *                                         9,191,320
    188,600  LTX Corp. *                                               4,820,616
    227,000  National Semiconductor Corp. *                            6,610,240
                                                                  --------------
                                                                      96,906,792
--------------------------------------------------------------------------------
Energy - Miscellaneous -- 0.4%
    105,000  Ultramar Diamond Shamrock Corp. *                         4,961,250
    120,000  Valero Energy Corp. *                                     4,413,600
                                                                  --------------
                                                                       9,374,850
--------------------------------------------------------------------------------
Entertainment and Leisure -- 2.5%
    569,200  AOL Time Warner, Inc. *                                  30,167,600
    416,600  Blockbuster, Inc.                                         7,602,950
     76,000  Harley-Davidson, Inc.                                     3,578,080
    677,300  Walt Disney Co. *                                        19,567,197
                                                                  --------------
                                                                      60,915,827
--------------------------------------------------------------------------------
Financial - Banks -- 8.1%
  1,160,400  Bank of America Corp.                                    69,658,812
    400,466  Citigroup, Inc.                                          21,160,623
     64,000  Commerce Bancorp, Inc.                                    4,486,400
    202,200  Compass Bancshares, Inc.                                  5,358,300
    185,600  FleetBoston Financial Corp.                               7,321,920
    628,300  J.P. Morgan Chase & Co.                                  28,022,180
    290,100  M & T Bank Corp.                                         21,902,550
    216,300  National City Corp. *                                     6,657,714
    222,300  Silicon Valley Bancshares *                               4,890,600
    638,500  TCF Financial Corp.                                      29,568,935
                                                                  --------------
                                                                     199,028,034
--------------------------------------------------------------------------------
Financial - Other -- 3.9%
    105,600  Concord EFS, Inc. *                                       5,492,256
     99,300  Eaton Vance Corp.                                         3,455,640
    317,400  LaBranche & Co., Inc. *                                   9,204,600
    204,332  Legg Mason, Inc.                                         10,167,560
    505,000  Lehman Brothers Hldgs., Inc.                             39,263,750
    464,800  Merrill Lynch & Co., Inc.                                27,539,400
                                                                  --------------
                                                                      95,123,206
--------------------------------------------------------------------------------
Financial - Thrift -- 2.0%
    293,100  Dime Bancorp, Inc.                                       10,917,975
    264,300  Dime Bancorp, Inc. - warrants *                              74,004
    544,100  Golden West Financial Corp.                              34,952,984
    116,850  Washington Mutual, Inc.                                   4,387,718
                                                                  --------------
                                                                      50,332,681
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 3.9%
    536,300  Coca-Cola Co.                                            24,133,500
    292,200  Kraft Foods, Inc. *                                       9,058,200
    823,000  Philip Morris Cos., Inc.                                 41,767,250
    358,400  Starbucks Corp. *                                         8,243,200
    209,700  The Pepsi Bottling Group, Inc.                            8,408,970
    123,100  Universal Corp.                                           4,882,146
                                                                  --------------
                                                                      96,493,266
--------------------------------------------------------------------------------
Footwear -- 0.2%
    139,100  Reebok Int'l. Ltd. *                                      4,444,245
--------------------------------------------------------------------------------
Hospital Supplies -- 3.3%
    113,200  Baxter Int'l., Inc. *                                     5,546,800
  1,519,500  Johnson & Johnson                                        75,975,000
                                                                  --------------
                                                                      81,521,800
--------------------------------------------------------------------------------
Insurance -- 2.9%
    217,200  Allstate Corp.                                            9,554,628
    523,600  American Int'l. Group, Inc.                              45,029,600
    178,200  UnumProvident Corp. *                                     5,723,784
    287,100  W.R. Berkley Corp.                                       11,891,682
                                                                  --------------
                                                                      72,199,694
--------------------------------------------------------------------------------
Lodging -- 0.6%
    696,400  Cendant Corp. *                                          13,579,800
--------------------------------------------------------------------------------
Machinery and Construction Maintenance -- 0.1%
     67,600  Caterpillar, Inc. *                                       3,383,380
--------------------------------------------------------------------------------
Machinery - Industrial Specialty -- 0.1%
     54,000  Illinois Tool Works, Inc.                                 3,418,200
--------------------------------------------------------------------------------
Merchandising - Department Stores -- 0.7%
    174,100  Federated Department Stores, Inc. *                       7,399,250
    127,500  ShopKo Stores, Inc. *                                       928,200
    234,200  Target Corp.                                              8,103,320
                                                                  --------------
                                                                      16,430,770
--------------------------------------------------------------------------------
Merchandising - Drugs -- 1.0%
     80,900  AmeriSource Health Corp. *                                4,473,770
    221,550  Cardinal Health, Inc.                                    15,286,950
     97,100  Henry Schein, Inc. *                                      3,889,826
                                                                  --------------
                                                                      23,650,546
--------------------------------------------------------------------------------
Merchandising - Mass -- 4.3%
    613,600  J.C. Penney Co., Inc.                                    16,174,496
  1,007,700  K Mart Corp. *                                           11,558,319
    291,900  SearsRoebuck & Co.                                       12,350,289
  1,364,200  Wal-Mart Stores, Inc.                                    66,572,960
                                                                  --------------
                                                                     106,656,064
--------------------------------------------------------------------------------
Merchandising - Special -- 3.4%
    148,300  Abercrombie & Fitch Co. *                                 6,599,350
    196,900  Best Buy Co., Inc. *                                     12,507,088
     99,200  BJ's Wholesale Club, Inc. *                               5,283,392
    544,500  Home Depot, Inc.                                         25,346,475
    213,600  Lowe's Cos., Inc.                                        15,496,680
    291,100  PC Connection, Inc. *                                     4,657,600
    108,000  The Gap, Inc.                                             3,132,000
    120,100  The Mens Wearhouse, Inc. *                                3,314,760
    554,400  Venator Group, Inc. *                                     8,482,320
                                                                  --------------
                                                                      84,819,665
--------------------------------------------------------------------------------
Metals - Aluminum -- 0.6%
    390,000  Alcoa, Inc. *                                            15,366,000
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Schedule of Investments
June 30, 2001 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Miscellaneous - Capital Goods -- 1.2%
    114,100  American Standard Cos., Inc. *                       $    6,857,410
     87,700  Mettler-Toledo Int'l., Inc. *                             3,793,025
     85,000  Minnesota Mng. & Mfg. Co.                                 9,698,500
     93,100  Varian, Inc. *                                            3,007,130
    168,600  W.W. Grainger, Inc. *                                     6,939,576
                                                                  --------------
                                                                      30,295,641
--------------------------------------------------------------------------------
Oil and Gas Producing -- 0.6%
     99,400  Noble Affiliates, Inc.                                    3,513,790
    303,100  Unocal Corp.                                             10,350,865
                                                                  --------------
                                                                      13,864,655
--------------------------------------------------------------------------------
Oil and Gas Services -- 0.5%
    207,300  Santa Fe Int'l. Corp.                                     6,011,700
    127,800  Weatherford Int'l., Inc. *                                6,134,400
                                                                  --------------
                                                                      12,146,100
--------------------------------------------------------------------------------
Oil-Integrated - Domestic -- 1.4%
    216,600  Amerada Hess Corp.                                       17,501,280
    178,000  Kerr-McGee Corp.                                         11,796,060
    150,000  Sunoco, Inc. *                                            5,494,500
                                                                  --------------
                                                                      34,791,840
--------------------------------------------------------------------------------
Oil-Integrated - International -- 5.2%
    260,400  Chevron Corp.                                            23,566,200
  1,191,900  Exxon Mobil Corp.                                       104,112,465
                                                                  --------------
                                                                     127,678,665
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.1%
     62,000  Weyerhaeuser Co. *                                        3,408,140
--------------------------------------------------------------------------------
Publishing and Printing -- 0.1%
     52,500  McGraw-Hill Cos., Inc.                                    3,472,875
--------------------------------------------------------------------------------
Railroads -- 0.3%
    110,800  Burlington Northern Santa Fe                              3,342,836
    164,100  Norfolk Southern Corp. *                                  3,396,870
                                                                  --------------
                                                                       6,739,706
--------------------------------------------------------------------------------
Restaurants -- 0.4%
    154,500  Brinker Int'l., Inc. *                                    3,993,825
    166,400  Darden Restaurants, Inc.                                  4,642,560
                                                                  --------------
                                                                       8,636,385
--------------------------------------------------------------------------------
Semiconductors - Equipment -- 2.0%
    262,800  Applied Materials, Inc. *                                12,903,480
    388,300  Axcelis Technologies, Inc. *                              5,746,840
    331,000  KLA-Tencor Corp. *                                       19,353,570
    134,000  Lam Research Corp. *                                      3,973,100
    225,300  Teradyne, Inc. *                                          7,457,430
                                                                  --------------
                                                                      49,434,420
--------------------------------------------------------------------------------
Telecommunications -- 2.6%
    375,500  SBC Comm., Inc. *                                        15,042,530
    921,000  Verizon Comm. *                                          49,273,500
                                                                  --------------
                                                                      64,316,030
--------------------------------------------------------------------------------
Telecommunications - Equipment -- 1.4%
  1,088,600  Cisco Systems, Inc. *                                    19,812,520
    148,700  QUALCOMM, Inc. *                                          8,695,976
    164,700  Scientific Atlanta, Inc.                                  6,686,820
                                                                  --------------
                                                                      35,195,316
--------------------------------------------------------------------------------
Textile - Apparel and Production -- 1.0%
    227,400  Jones Apparel Group, Inc. *                               9,823,680
    107,300  Liz Claiborne, Inc.                                       5,413,285
    222,700  Polo Ralph Lauren Corp. *                                 5,745,660
    280,000  Tommy Hilfiger Corp. *                                    3,920,000
                                                                  --------------
                                                                      24,902,625
--------------------------------------------------------------------------------
Utilities - Electric and Water -- 2.7%
    269,800  CMS Energy Corp.                                          7,513,930
    144,900  Dominion Resources, Inc.                                  8,712,837
     76,300  Duke Energy Co.                                           2,976,463
    246,000  Exelon Corp.                                             15,773,520
    172,400  Pinnacle West Capital Corp.                               8,171,760
    211,800  PPL Corp.                                                11,649,000
    185,600  TECO Energy, Inc.                                         5,660,800
    134,600  TXU Corp.                                                 6,486,374
                                                                  --------------
                                                                      66,944,684
--------------------------------------------------------------------------------
             Total Common Stocks
               (Cost $2,215,334,079)                              $2,326,242,405
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement - 6.3%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$156,225,000  State Street Bank and Trust Co.
              repurchase agreement, dated
              6/29/2001, maturity value
              $156,277,466 at 4.03%, due
              7/2/2001 (1)
               (Cost $156,225,000)                                $  156,225,000
--------------------------------------------------------------------------------
Total Investments -- 100.4%
 (Cost $2,371,559,079)                                             2,482,467,405
Liabilities in Excess of Cash, Receivables
  and Other Assets - (0.4)%                                         (10,118,251)
--------------------------------------------------------------------------------
Net Assets - 100% $2,472,349,154
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary:

  ADR -- American Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2001 (Unaudited)

ASSETS
   Investments, at market (cost $2,371,559,079)                 $ 2,482,467,405
   Cash                                                                     281
   Receivable for securities sold                                    13,425,614
   Dividends receivable                                               1,498,085
   Receivable for fund shares sold                                      495,615
   Interest receivable                                                   34,977
   Other assets                                                          14,156
                                                                ---------------
     Total Assets                                                 2,497,936,133
                                                                ---------------

LIABILITIES
   Payable for securities purchased                                  21,043,006
   Payable for fund shares redeemed                                   3,255,557
   Accrued expenses                                                     256,644
   Due to affiliates                                                  1,031,772
                                                                ---------------
     Total Liabilities                                               25,586,979
                                                                ---------------
     Net Assets                                                 $ 2,472,349,154
                                                                ===============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                        $        78,616
   Additional paid-in capital                                     2,607,507,327
   Undistributed net investment income                                  483,644
   Accumulated net realized loss on investments                    (246,628,759)
   Net unrealized appreciation of investments                       110,908,326
                                                                ---------------
     Net Assets                                                 $ 2,472,349,154
                                                                ===============

Shares Outstanding -- $0.001 par value                               78,616,019
                                                                ===============

Net Asset Value Per Share                                       $         31.45
                                                                ===============


Statement of Operations
Six Months Ended
June 30, 2001 (Unaudited)

INVESTMENT INCOME
   Dividends                                                      $  11,023,342
   Interest                                                           2,072,831
   Less: Foreign tax withheld                                           (12,683)
                                                                  -------------
     Total Income                                                    13,083,490
                                                                  -------------

   Expenses:
     Investment advisory fees -- Note B                               6,674,153
     Custodian fees                                                     199,404
     Printing expense                                                   178,520
     Legal fees                                                          19,836
     Loan commitment fees -- Note H                                      15,968
     Registration fees                                                   13,810
     Insurance expense                                                    9,968
     Audit fees                                                           9,669
     Directors' fees -- Note B                                            6,199
     Other                                                                  348
                                                                  -------------
     Total Expenses                                                   7,127,875
                                                                  -------------

   Net Investment Income                                              5,955,615
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
     Net realized loss on investments                              (246,011,755)
     Net change in unrealized appreciation
       of investments -- Note F                                    (225,071,196)
                                                                  -------------
   Net Realized and Unrealized Loss
     on Investments                                                (471,082,951)
                                                                  -------------
       NET DECREASE IN NET ASSETS
         FROM OPERATIONS                                          $(465,127,336)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Statement of Changes in Net Assets

                                                                 Six Months         Year Ended
                                                                      Ended       December 31,
                                                              June 30, 2001               2000
                                                                 (Unaudited)          (Audited)
                                                            ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                  $     5,955,615    $     3,157,055
     Net realized gain/(loss) on investments                   (246,011,755)       460,933,642
     Net change in unrealized appreciation of investments      (225,071,196)    (1,186,815,870)
                                                            ---------------    ---------------
       Net Decrease in Net Assets from Operations              (465,127,336)      (722,725,173)
                                                            ---------------    ---------------

   Dividends and Distributions to Shareholders from:
     Net investment income                                       (6,151,807)        (2,718,544)
     Net realized gain on investments                           (18,307,091)      (601,480,456)
                                                            ---------------    ---------------
       Total Dividends and Distributions to Shareholders        (24,458,898)      (604,199,000)
                                                            ---------------    ---------------

   From Capital Share Transactions:
     Net increase/(decrease) in net assets from capital
       share transactions -- Note G                            (210,690,056)       324,462,555
                                                            ---------------    ---------------
   Net Decrease in Net Assets                                  (700,276,290)    (1,002,461,618)

NET ASSETS:
Beginning of period                                           3,172,625,444      4,175,087,062
                                                            ---------------    ---------------
End of period *                                             $ 2,472,349,154    $ 3,172,625,444
                                                            ===============    ===============

* Includes undistributed net investment income of:          $       483,644    $       679,836

                       See notes to financial statements.


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                              Six Months
                                                 Ended                           Year Ended December 31, (Audited)
                                             June 30, 2001     ---------------------------------------------------------------------
                                              (Unaudited)            2000           1999           1998          1997          1996
                                             ---------------------------------------------------------------------------------------
Net asset value,
   beginning of period ...................   $    37.21        $    55.20     $    49.08     $    46.05    $    38.59    $    34.72
                                             ----------        ----------     ----------     ----------    ----------    ----------
Income from investment
   operations:
   Net investment income .................         0.08              0.04           0.24           0.47          0.52          0.53
   Net realized and unrealized gain/
     (loss) on investments ...............        (5.53)            (9.77)         14.49           8.56         12.97          8.62
                                             ----------        ----------     ----------     ----------    ----------    ----------
   Net increase/(decrease) from investment
     operations ..........................        (5.45)            (9.73)         14.73           9.03         13.49          9.15
                                             ----------        ----------     ----------     ----------    ----------    ----------
Dividends and Distributions
   to Shareholders from:
   Net investment income .................        (0.08)            (0.04)         (0.24)         (0.47)        (0.52)        (0.54)
   Net realized gain on investments ......        (0.23)            (8.22)         (8.37)         (5.53)        (5.51)        (4.74)
                                             ----------        ----------     ----------     ----------    ----------    ----------
   Total dividends and distributions .....        (0.31)            (8.26)         (8.61)         (6.00)        (6.03)        (5.28)
                                             ----------        ----------     ----------     ----------    ----------    ----------
Net asset value, end of period ...........   $    31.45        $    37.21     $    55.20     $    49.08    $    46.05    $    38.59
                                             ----------        ----------     ----------     ----------    ----------    ----------
Total return* ............................       (14.63)%(a)       (18.39)%        31.17%         19.86%        35.58%        26.90%
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) .....................   $2,472,349        $3,172,625     $4,175,087     $3,665,196    $3,222,187    $2,226,728
   Ratio of expenses to
     average net assets ..................         0.53%(b)          0.52%          0.52%          0.52%         0.52%         0.53%
   Ratio of net investment
     income to average net assets ........         0.45%(b)          0.08%          0.45%          0.95%         1.17%         1.50%
   Portfolio turnover rate ...............           90%              106%            74%            56%           51%           66%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 92.4%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.2%
      2,926  B.F. Goodrich Co.                                      $    111,129
     24,460  Boeing Co.                                                1,359,976
      5,799  General Dynamics Corp.                                      451,220
     12,595  Lockheed Martin Corp.                                       466,645
      2,446  Northrop Grumman Corp.                                      195,925
      9,962  Raytheon Co.                                                264,491
      5,369  Rockwell Int'l. Corp.                                       204,666
      3,618  TRW, Inc.                                                   148,338
     13,779  United Technologies Corp.                                 1,009,450
                                                                    ------------
                                                                       4,211,840
--------------------------------------------------------------------------------
Air Transportation -- 0.2%
      4,330  AMR Corp. *                                                 156,443
      3,594  Delta Airlines, Inc.                                        158,424
     22,157  Southwest Airlines Co.                                      409,683
      1,888  US Airways Group, Inc. *                                     45,878
                                                                    ------------
                                                                         770,428
--------------------------------------------------------------------------------
Appliance and Furniture -- 0.1%
      5,514  Leggett & Platt, Inc.                                       121,473
      2,123  Maytag Corp.                                                 62,119
      1,872  Whirlpool Corp.                                             117,000
                                                                    ------------
                                                                         300,592
--------------------------------------------------------------------------------
Automotive -- 0.7%
     54,367  Ford Motor Co.                                            1,334,710
     16,098  General Motors Corp.                                      1,035,906
                                                                    ------------
                                                                       2,370,616
--------------------------------------------------------------------------------
Automotive Parts -- 0.3%
      1,907  Cooper Tire & Rubber Co.                                     27,079
      4,137  Dana Corp.                                                   96,558
      4,099  Danaher Corp.                                               229,544
     16,211  Delphi Automotive Systems Corp.                             258,241
      4,920  Genuine Parts Co.                                           154,980
      4,269  Goodyear Tire & Rubber Co.                                  119,532
      2,424  Johnson Controls, Inc.                                      175,667
      1,557  Timken Co.                                                   26,376
                                                                    ------------
                                                                       1,087,977
--------------------------------------------------------------------------------
Biotechnology -- 1.3%
     30,463  Amgen, Inc. *                                             1,848,495
      4,253  Biogen, Inc. *                                              231,193
      5,524  Chiron Corp. *                                              281,724
      6,100  MedImmune, Inc. *                                           287,920
     37,744  Pharmacia Corp.                                           1,734,337
                                                                    ------------
                                                                       4,383,669
--------------------------------------------------------------------------------
Broadcasting and Publishing -- 0.7%
     16,993  Clear Channel Comm., Inc. *                               1,065,461
     27,246  Comcast Corp. *                                           1,182,476
      5,869  Univision Comm., Inc. *                                     251,076
                                                                    ------------
                                                                       2,499,013
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 0.2%
      1,632  Centex Corp.                                                 66,504
      1,657  Crane Co.                                                    51,367
      1,199  KB Home                                                      36,174
     13,062  Masco Corp.                                                 326,027
      1,101  Pulte Corp.                                                  46,936
      4,533  Sherwin-Williams Co.                                        100,633
      2,898  Vulcan Materials Co.                                        155,767
                                                                    ------------
                                                                         783,408
--------------------------------------------------------------------------------
Business Services -- 0.0%
      5,044  Robert Half Int'l., Inc. *                                  125,545
--------------------------------------------------------------------------------
Capital Goods - Heavy Duty Trucks -- 0.1%
      1,041  Cummins Engine, Inc.                                         40,287
      1,941  Eaton Corp.                                                 136,064
      1,611  Navistar Int'l. Corp., Inc. *                                45,317
      2,137  PACCAR, Inc.                                                109,885
                                                                    ------------
                                                                         331,553
--------------------------------------------------------------------------------
Chemicals - Major -- 0.7%
     26,209  Dow Chemical Co.                                            871,449
     30,525  E.I. Du Pont de Nemours & Co.                             1,472,526
      2,995  Hercules, Inc. *                                             33,843
      6,313  Rohm & Haas Co.                                             207,698
                                                                    ------------
                                                                       2,585,516
--------------------------------------------------------------------------------
Chemicals - Miscellaneous -- 0.4%
      6,630  Air Products & Chemicals, Inc.                              303,322
      3,210  Avery Dennison Corp.                                        163,871
      2,143  Eastman Chemical Co.                                        102,071
      3,638  Ecolab, Inc.                                                149,049
        811  FMC Corp. *                                                  55,602
      1,446  Great Lakes Chemical Corp.                                   44,609
      4,872  PPG Industries, Inc.                                        256,121
      4,587  Praxair, Inc.                                               215,589
      2,372  Sealed Air Corp. *                                           88,357
      2,537  Sigma-Aldrich                                                97,979
                                                                    ------------
                                                                       1,476,570
--------------------------------------------------------------------------------
Coal -- 0.0%
      1,912  Massey Energy Co.                                            37,781
--------------------------------------------------------------------------------
Computer Software -- 6.2%
      6,977  Adobe Systems, Inc.                                         327,919
        727  Arbitron, Inc. *                                             17,521
      1,549  Autodesk, Inc.                                               57,778
     18,594  Automatic Data Processing, Inc.                             924,122
      7,009  BMC Software, Inc. *                                        157,983
      7,693  Broadvision, Inc. *                                          38,465
      3,637  Ceridian Corp. *                                             69,721
      5,303  Citrix Systems, Inc. *                                      185,075
     16,794  Computer Associates Int'l., Inc.                            604,584
      4,899  Computer Sciences Corp. *                                   169,505

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
32

Shares                                                                     Value
--------------------------------------------------------------------------------
     10,438  Compuware Corp. *                                      $    146,028
     13,675  Electronic Data Systems Corp.                               854,687
     11,562  First Data Corp.                                            742,858
      3,572  Fiserv, Inc. *                                              228,537
      5,984  Intuit, Inc. *                                              239,300
      2,309  Mercury Interactive Corp. *                                 138,309
    156,143  Microsoft Corp. *                                        11,398,439
      8,908  Novell, Inc. *                                               50,687
    163,413  Oracle Corp. *                                            3,104,847
      7,425  Parametric Technology Corp. *                               103,876
      8,209  PeopleSoft, Inc. *                                          404,129
        430  Roxio, Inc. *                                                 5,590
      5,207  Sabre Hldgs. Corp. *                                        260,350
     12,480  Siebel Systems, Inc. *                                      585,312
     11,899  VERITAS Software Corp. *                                    791,640
                                                                    ------------
                                                                      21,607,262
--------------------------------------------------------------------------------
Computer Systems -- 4.6%
     10,006  Apple Computer, Inc. *                                      232,640
      5,190  Cabletron Systems, Inc. *                                   118,592
     49,306  Compaq Computer Corp.                                       763,750
      4,809  Comverse Technology, Inc. *                                 274,594
     75,651  Dell Computer Corp. *                                     1,978,274
     63,985  EMC Corp. *                                               1,858,764
      9,327  Gateway, Inc. *                                             153,429
     56,572  Hewlett Packard Co.                                       1,617,959
     51,353  Int'l. Business Machines                                  5,802,889
      3,680  Lexmark Int'l. Group, Inc. *                                247,480
      2,721  NCR Corp. *                                                 127,887
      9,299  Network Appliance, Inc. *                                   127,396
     10,842  Paychex, Inc.                                               433,680
      7,335  Pitney Bowes, Inc.                                          308,950
      2,632  QLogic Corp. *                                              169,632
     95,350  Sun Microsystems, Inc. *                                  1,498,902
      8,967  Unisys Corp. *                                              131,905
     19,409  Xerox Corp.                                                 185,744
                                                                    ------------
                                                                      16,032,467
--------------------------------------------------------------------------------
Conglomerates -- 5.1%
    290,218  General Electric Co.                                     14,148,128
        232  Harcourt General, Inc.                                       13,500
      5,770  Loews Corp.                                                 371,761
      4,161  Textron, Inc.                                               229,021
     56,497  Tyco Int'l. Ltd.                                          3,079,086
                                                                    ------------
                                                                      17,841,496
--------------------------------------------------------------------------------
Containers - Metal and Plastic -- 0.0%
        761  Ball Corp.                                                   36,193
--------------------------------------------------------------------------------
Containers - Paper -- 0.1%
      1,474  Bemis Co., Inc.                                              59,211
      4,421  Pactiv Corp. *                                               59,241
      1,404  Temple-Inland, Inc.                                          74,819
                                                                    ------------
                                                                         193,271
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.4%
      1,529  Alberto-Culver Co.                                           64,279
      6,913  Avon Products, Inc.                                         319,934
      1,503  Bausch & Lomb, Inc.                                          54,469
     30,788  Gillette Co.                                                892,544
      2,718  Int'l. Flavors & Fragrances, Inc.                            68,303
                                                                    ------------
                                                                       1,399,529
--------------------------------------------------------------------------------
Drugs and Hospitals -- 7.6%
     45,334  Abbott Laboratories                                       2,176,485
      3,796  Allergan, Inc.                                              324,558
     38,372  American Home Products Corp.                              2,242,460
     57,266  Bristol-Myers Squibb Corp.                                2,995,012
     33,019  Eli Lilly & Co.                                           2,443,406
      5,090  Forest Laboratories, Inc. *                                 361,390
     16,242  HCA-The Healthcare Corp.                                    733,976
     11,163  HEALTHSOUTH Corp. *                                         178,273
      4,712  Humana, Inc. *                                               46,413
      4,828  King Pharmaceuticals, Inc. *                                259,505
      2,863  Manor Care, Inc. *                                           90,900
     67,547  Merck & Co., Inc.                                         4,316,929
    184,674  Pfizer, Inc.                                              7,396,194
     42,795  Schering-Plough Corp.                                     1,550,891
      9,393  Tenet Healthcare Corp. *                                    484,585
      9,343  UnitedHealth Group                                          576,930
      2,929  Watson Pharmaceuticals, Inc. *                              180,544
      1,814  Wellpoint Health Networks, Inc. *                           170,951
                                                                    ------------
                                                                      26,529,402
--------------------------------------------------------------------------------
Electrical Equipment -- 0.8%
      5,640  American Power Conversion Corp. *                            88,830
     12,609  Emerson Electric Co.                                        762,844
     23,333  Honeywell Int'l., Inc.                                      816,422
      2,475  ITT Industries, Inc.                                        109,519
      5,471  Jabil Circuit, Inc. *                                       168,835
      2,003  McDATA Corp. *                                               35,152
      5,670  Molex, Inc.                                                 207,125
      8,851  Sanmina Corp. *                                             207,202
     18,786  Solectron Corp. *                                           343,784
                                                                    ------------
                                                                       2,739,713
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.1%
      2,102  Power-One, Inc. *                                            34,977
      6,303  Symbol Technologies, Inc.                                   139,927
      2,655  Tektronix, Inc. *                                            72,083
      1,454  Thomas & Betts Corp.                                         32,090
                                                                    ------------
                                                                         279,077
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 2.3%
      9,092  Advanced Micro Devices, Inc. *                              262,577
     11,497  Altera Corp. *                                              333,413
     10,469  Analog Devices, Inc. *                                      452,784
    197,012  Intel Corp.                                               5,762,601
     10,411  LSI Logic Corp. *                                           195,727

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
                                                                              33

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2001 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
     17,317  Micron Technology, Inc. *                              $    711,729
      4,984  National Semiconductor Corp. *                              145,134
     16,433  Palm, Inc. *                                                 99,748
      3,976  Visteon Corp.                                                73,079
                                                                    ------------
                                                                       8,036,792
--------------------------------------------------------------------------------
Energy - Miscellaneous -- 0.6%
      9,619  Dynegy, Inc.                                                447,284
     14,449  El Paso Corp.                                               759,150
      4,098  Tosco Corp.                                                 180,517
     14,094  Williams Cos., Inc.                                         464,397
      9,924  Xcel Energy, Inc.                                           282,338
                                                                    ------------
                                                                       2,133,686
--------------------------------------------------------------------------------
Entertainment and Leisure -- 3.6%
    126,653  AOL Time Warner, Inc. *                                   6,712,609
      2,309  Brunswick Corp.                                              55,485
     16,999  Carnival Corp.                                              521,869
      8,757  Harley-Davidson, Inc.                                       412,280
      3,234  Harrah's Entertainment, Inc. *                              114,160
      4,872  Hasbro, Inc.                                                 70,400
     12,172  Mattel, Inc. *                                              230,294
     50,981  Viacom, Inc. *                                            2,638,267
     60,765  Walt Disney Co. *                                         1,755,501
                                                                    ------------
                                                                      12,510,865
--------------------------------------------------------------------------------
Finance Companies -- 0.3%
     13,805  Household Int'l., Inc.                                      920,793
      6,396  Stilwell Financial, Inc.                                    214,650
                                                                    ------------
                                                                       1,135,443
--------------------------------------------------------------------------------
Financial - Banks -- 8.1%
     10,713  AmSouth Bancorporation                                      198,083
     47,768  Bank of America Corp.                                     2,867,513
     21,757  Bank of New York, Inc.                                    1,044,336
     33,992  Bank One Corp.                                            1,216,914
     11,774  BB&T Corp.                                                  432,106
    147,139  Citigroup, Inc.                                           7,774,825
      5,171  Comerica, Inc.                                              297,850
     16,670  Fifth Third Bancorp                                       1,001,033
     28,814  First Union Corp.                                         1,006,761
     31,834  FleetBoston Financial Corp.                               1,255,851
      7,254  Huntington Bancshares, Inc.                                 118,603
     55,770  J.P. Morgan Chase & Co.                                   2,487,342
     12,493  KeyCorp                                                     325,443
     14,304  Mellon Financial Corp.                                      657,984
     17,863  National City Corp.                                         549,823
      6,518  Northern Trust Corp.                                        407,375
      8,475  PNC Financial Svcs. Group                                   557,570
      7,001  Regions Financial Corp.                                     224,032
      9,094  SouthTrust Corp.                                            236,444
      9,468  State Street Corp.                                          468,571
      8,702  SunTrust Banks, Inc.                                        563,715
      8,321  Synovus Financial Corp.                                     261,113
     56,405  U.S. Bancorp                                              1,285,470
      3,895  Union Planters Corp.                                        169,822
      6,171  Wachovia Corp.                                              439,067
     50,153  Wells Fargo & Co.                                         2,328,604
                                                                    ------------
                                                                      28,176,250
--------------------------------------------------------------------------------
Financial - Other -- 3.7%
     39,004  American Express Co.                                      1,513,355
      3,089  Bear Stearns Cos., Inc.                                     182,158
      5,722  Capital One Financial Corp.                                 343,320
     40,430  Charles Schwab Corp.                                        618,579
      6,220  Concord EFS, Inc. *                                         323,502
      3,356  Countrywide Credit Industries, Inc.                         153,973
      1,017  eFunds Corp. *                                               18,916
     20,381  Federal Home Loan Mortgage Corp.                          1,426,670
     29,576  Federal National Mortgage Assn.                           2,518,397
      7,713  Franklin Resources, Inc.                                    353,024
      2,588  H & R Block, Inc.                                           167,055
      7,287  Lehman Brothers Hldgs., Inc.                                566,564
     24,931  MBNA Corp.                                                  821,477
     23,636  Merrill Lynch & Co., Inc.                                 1,400,433
     32,704  Morgan Stanley Dean Witter & Co.                          2,100,578
      3,471  T. Rowe Price Group, Inc.                                   129,781
      4,783  USA Education, Inc.                                         349,159
                                                                    ------------
                                                                      12,986,941
--------------------------------------------------------------------------------
Financial - Thrift -- 0.4%
      6,013  Charter One Financial, Inc.                                 191,815
      4,604  Golden West Financial Corp.                                 295,761
     25,449  Washington Mutual, Inc.                                     955,610
                                                                    ------------
                                                                       1,443,186
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 4.4%
      1,009  Adolph Coors Co.                                             50,632
     26,566  Anheuser-Busch Cos., Inc.                                 1,094,519
     18,383  Archer-Daniels-Midland Co.                                  238,979
      2,014  Brown-Forman Corp.                                          128,775
     12,341  Campbell Soup Co.                                           317,781
     72,948  Coca-Cola Co.                                             3,282,660
     12,156  Coca-Cola Enterprises, Inc.                                 198,751
     15,658  ConAgra, Inc.                                               310,185
      4,398  Fortune Brands, Inc.                                        168,707
      8,322  General Mills, Inc.                                         364,337
     10,195  H.J. Heinz Co.                                              416,874
      3,953  Hershey Foods Corp.                                         243,940
     11,850  Kellogg Co.                                                 343,650
     42,326  PepsiCo., Inc.                                            1,870,809
     65,267  Philip Morris Cos., Inc.                                  3,312,300
      8,987  Ralston-Purina Group                                        269,790
     22,180  Sara Lee Corp.                                              420,089
     10,834  Starbucks Corp. *                                           249,182
      4,078  The Pepsi Bottling Group, Inc.                              163,528
      3,816  The Quaker Oats Co.                                         348,210

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
     16,779  Unilever NV                                            $    999,525
      4,740  UST, Inc.                                                   136,796
      6,572  W.M. Wrigley Jr. Co.                                        307,898
                                                                    ------------
                                                                      15,237,917
--------------------------------------------------------------------------------
Footwear -- 0.1%
      7,371  NIKE, Inc.                                                  309,508
      1,415  Reebok Int'l. Ltd. *                                         45,209
                                                                    ------------
                                                                         354,717
--------------------------------------------------------------------------------
Gold Mining -- 0.1%
     11,576  Barrick Gold Corp.                                          175,377
      7,155  Homestake Mining Co. *                                       55,451
      9,310  Placer Dome, Inc.                                            91,238
                                                                    ------------
                                                                         322,066
--------------------------------------------------------------------------------
Hospital Supplies -- 2.4%
     17,194  Baxter Int'l., Inc. *                                       842,506
      7,479  Becton Dickinson & Co., Inc.                                267,673
      5,168  Biomet, Inc. *                                              248,374
     11,859  Boston Scientific Corp. *                                   201,603
      1,450  C.R. Bard, Inc.                                              82,578
      8,993  Guidant Corp. *                                             323,748
     88,151  Johnson & Johnson                                         4,407,533
     35,211  Medtronic, Inc.                                           1,620,058
      2,444  St. Jude Medical, Inc. *                                    146,640
      5,697  Stryker Corp. *                                             312,480
                                                                    ------------
                                                                       8,453,193
--------------------------------------------------------------------------------
Household Products -- 1.2%
      2,216  Black & Decker Corp.                                         87,443
      6,818  Clorox Co.                                                  230,789
     16,756  Colgate-Palmolive Co.                                       988,437
      7,623  Newell Rubbermaid, Inc.                                     191,337
     38,101  Procter & Gamble Co.                                      2,430,844
      1,471  Snap-On, Inc.                                                35,539
      2,350  Stanley Works                                                98,418
      1,450  Tupperware Corp.                                             33,974
                                                                    ------------
                                                                       4,096,781
--------------------------------------------------------------------------------
Insurance -- 4.1%
      4,114  Aetna, Inc. *                                               106,429
     15,600  AFLAC, Inc.                                                 491,244
     21,438  Allstate Corp.                                              943,058
      3,004  Ambac Financial Group, Inc.                                 174,833
     14,721  American General Corp.                                      683,790
     68,240  American Int'l. Group, Inc.                               5,868,640
      7,456  Aon Corp.                                                   260,960
      5,113  Chubb Corp.                                                 395,899
      4,522  Cigna Corp.                                                 433,298
      4,659  Cincinnati Financial Corp.                                  184,030
      9,355  Conseco, Inc. *                                             127,696
      6,924  Hartford Financial Svcs. Group, Inc.                        473,602
      4,505  Jefferson-Pilot Corp.                                       217,682
      5,609  Lincoln Nat'l. Corp., Inc.                                  290,266
      8,052  Marsh & McLennan Cos., Inc.                                 813,252
      4,263  MBIA, Inc.                                                  237,364
     22,359  MetLife, Inc. *                                             692,682
      3,102  MGIC Investment Corp.                                       225,329
      2,117  Progressive Corp.                                           286,197
      8,333  Providian Financial Corp.                                   493,313
      3,628  SAFECO Corp.                                                107,026
      6,327  St. Paul Cos., Inc.                                         320,716
      3,714  Torchmark Corp.                                             149,340
      7,010  UnumProvident Corp.                                         225,161
                                                                    ------------
                                                                      14,201,807
--------------------------------------------------------------------------------
Lodging -- 0.4%
     22,315  Cendant Corp. *                                             435,143
      9,274  Hilton Hotels Corp.                                         107,578
      6,256  Marriott Int'l., Inc.                                       296,159
     10,525  Starwood Hotels & Resorts
               Worldwide, Inc.                                           392,372
                                                                    ------------
                                                                       1,231,252
--------------------------------------------------------------------------------
Machinery and Construction Maintenance -- 0.2%
     10,030  Caterpillar, Inc.                                           502,002
      6,832  Deere & Co.                                                 258,591
      2,073  Fluor Corp.                                                  93,596
                                                                    ------------
                                                                         854,189
--------------------------------------------------------------------------------
Machinery - Industrial Specialty -- 0.4%
        578  Briggs & Stratton Corp.                                      24,334
      2,701  Cooper Industries, Inc.                                     106,933
      5,871  Dover Corp.                                                 221,043
      8,828  Illinois Tool Works, Inc.                                   558,812
      4,630  Ingersoll-Rand Co.                                          190,756
      3,260  Pall Corp.                                                   76,708
      3,368  Parker-Hannifin Corp.                                       142,938
      5,150  Thermo Electron Corp. *                                     113,403
                                                                    ------------
                                                                       1,434,927
--------------------------------------------------------------------------------
Merchandising - Department Stores -- 0.7%
      3,004  Big Lots, Inc. *                                             41,095
      2,638  Dillards, Inc.                                               40,282
      9,527  Dollar General Corp.                                        185,777
      5,699  Federated Department Stores, Inc. *                         242,207
      9,603  Kohl's Corp. *                                              602,396
      8,545  May Department Stores Co.                                   292,752
      3,497  Nordstrom, Inc.                                              64,869
     26,092  Target Corp.                                                902,783
                                                                    ------------
                                                                       2,372,161
--------------------------------------------------------------------------------
Merchandising - Drugs -- 0.6%
     12,265  Cardinal Health, Inc.                                       846,285
        989  Longs Drug Stores Corp.                                      21,313
      8,209  McKesson HBOC, Inc.                                         304,718
     29,668  Walgreen Co.                                              1,013,162
                                                                    ------------
                                                                     2,185,47835
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2001 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Merchandising - Food-- 0.7%
     11,969  Albertson's, Inc.                                      $    358,950
     23,966  Kroger Co. *                                                599,150
     14,702  Safeway, Inc. *                                             705,696
      3,721  Supervalu, Inc.                                              65,304
     19,714  Sysco Corp.                                                 535,235
      3,958  Winn-Dixie Stores, Inc.                                     103,422
                                                                    ------------
                                                                       2,367,757
--------------------------------------------------------------------------------
Merchandising - Mass -- 2.1%
      7,352  J.C. Penney Co., Inc.                                       193,799
     13,636  K Mart Corp. *                                              156,405
      9,747  SearsRoebuck & Co.                                          412,396
    130,748  Wal-Mart Stores, Inc.                                     6,380,502
                                                                    ------------
                                                                       7,143,102
--------------------------------------------------------------------------------
Merchandising - Special -- 2.3%
      3,475  AutoZone, Inc. *                                            130,313
      8,197  Bed, Bath & Beyond, Inc. *                                  255,746
      6,035  Best Buy Co., Inc. *                                        383,343
      5,898  Circuit City Stores, Inc.                                   106,164
      9,082  Coach, Inc. *                                               345,570
     13,012  Costco Wholesale Corp. *                                    534,533
     11,397  CVS Corp.                                                   439,924
     67,771  Home Depot, Inc.                                          3,154,740
     11,143  Lowe's Cos., Inc.                                           808,425
      8,350  Office Depot, Inc. *                                         86,673
      5,370  RadioShack Corp.                                            163,785
     13,062  Staples, Inc. *                                             208,861
     24,678  The Gap, Inc.                                               715,662
     12,159  The Limited, Inc.                                           200,867
      4,153  Tiffany & Co.                                               150,422
      7,935  TJX Cos., Inc.                                              252,888
      6,034  Toys R Us, Inc. *                                           149,342
                                                                    ------------
                                                                       8,087,258
--------------------------------------------------------------------------------
Metals - Aluminum -- 0.4%
      9,224  Alcan Aluminum Ltd.                                         387,593
     25,253  Alcoa, Inc.                                                 994,968
                                                                    ------------
                                                                       1,382,561
--------------------------------------------------------------------------------
Metals - Copper -- 0.1%
      4,359  Freeport-McMoran Copper &
                  Gold, Inc. *                                            48,167
      5,515  Newmont Mining Corp.                                        102,634
      2,131  Phelps Dodge Corp.                                           88,437
                                                                    ------------
                                                                         239,238
--------------------------------------------------------------------------------
Metals - Miscellaneous -- 0.1%
      2,353  Allegheny Technologies, Inc.                                 42,566
      3,587  Engelhard Corp.                                              92,509
      5,114  Inco Ltd. *                                                  88,267
                                                                    ------------
                                                                         223,342
--------------------------------------------------------------------------------
Metals - Steel -- 0.1%
      2,193  Nucor Corp.                                                 107,216
      2,223  USX-U.S. Steel Corp.                                         44,794
      2,244  Worthington Industries, Inc.                                 30,518
                                                                    ------------
                                                                         182,528
--------------------------------------------------------------------------------
Miscellaneous - Capital Goods -- 0.5%
      6,101  Applera Corp.-Applied
                  Biosystems Group                                       163,202
      1,291  Millipore Corp.                                              80,016
     11,604  Minnesota Mng. & Mfg. Co.                                 1,324,016
      2,782  PerkinElmer, Inc.                                            76,589
      3,173  Quintiles Transnational Corp. *                              80,118
      2,648  W.W. Grainger, Inc.                                         108,992
                                                                    ------------
                                                                       1,832,933
--------------------------------------------------------------------------------
Miscellaneous - Consumer Growth Cyclical -- 0.1%
      1,023  Nat'l. Svc. Industries, Inc.                                 23,089
      3,313  Sapient Corp. *                                              32,302
     16,386  Yahoo, Inc. *                                               327,556
                                                                    ------------
                                                                         382,947
--------------------------------------------------------------------------------
Miscellaneous - Consumer Growth Staples -- 0.4%
      1,622  American Greetings Corp.                                     17,842
      4,964  Convergys Corp. *                                           150,161
      4,105  Equifax, Inc.                                               150,572
      8,496  IMS Health, Inc.                                            242,136
      8,961  Interpublic Group Cos., Inc.                                263,005
      5,153  Omnicom Group, Inc.                                         443,158
                                                                    ------------
                                                                       1,266,874
--------------------------------------------------------------------------------
Natural Gas - Diversified -- 0.3%
     21,863  Enron Corp.                                               1,071,287
--------------------------------------------------------------------------------
Oil and Gas Producing -- 0.5%
      7,209  Anadarko Petroleum Corp.                                    389,502
      3,545  Apache Corp. *                                              179,909
      6,246  Burlington Resources, Inc.                                  249,528
      3,661  Devon Energy Corp.                                          192,203
      3,327  EOG Resources, Inc.                                         118,275
     10,772  Occidental Petroleum Corp.                                  286,427
      7,034  Unocal Corp.                                                240,211
                                                                    ------------
                                                                       1,656,055
--------------------------------------------------------------------------------
Oil and Gas Services -- 0.7%
      9,095  Baker Hughes, Inc.                                          304,683
     12,524  Halliburton Co.                                             445,854
      1,497  McDermott Int'l., Inc. *                                     17,440
      3,886  Nabors Industries, Inc. *                                   144,559
      6,522  Noble Drilling Corp. *                                      213,596
      2,322  Rowan Cos., Inc. *                                           51,316
     16,649  Schlumberger Ltd.                                           876,570
      8,946  Transocean Sedco Forex, Inc.                                369,022
                                                                    ------------
                                                                       2,423,040
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Oil - Integrated - Domestic-- 0.4%
      2,530  Amerada Hess Corp.                                     $    204,424
      1,840  Ashland, Inc.                                                73,784
      2,678  Kerr-McGee Corp.                                            177,471
      7,461  Phillips Petroleum Co.                                      425,277
      2,269  Sunoco, Inc.                                                 83,114
      8,861  USX-Marathon Group                                          261,488
                                                                    ------------
                                                                       1,225,558
--------------------------------------------------------------------------------
Oil - Integrated - International -- 4.6%
     18,819  Chevron Corp.                                             1,703,119
     18,182  Conoco, Inc.                                                525,460
    101,891  Exxon Mobil Corp.                                         8,900,179
     62,727  Royal Dutch Petroleum Co.                                 3,655,102
     16,065  Texaco, Inc.                                              1,069,929
                                                                    ------------
                                                                      15,853,789
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.7%
      1,564  Boise Cascade Corp.                                          55,006
      6,585  Georgia-Pacific Corp.                                       222,902
     14,135  Int'l. Paper Co.                                            504,620
     15,671  Kimberly-Clark Corp.                                        876,009
      2,677  Louisiana-Pacific Corp.                                      31,401
      2,830  Mead Corp.                                                   76,806
        728  Potlatch Corp.                                               25,050
      2,909  Westvaco Corp.                                               70,660
      6,377  Weyerhaeuser Co.                                            350,544
      3,200  Willamette Industries, Inc.                                 158,400
                                                                    ------------
                                                                       2,371,398
--------------------------------------------------------------------------------
Photography -- 0.1%
      8,682  Eastman Kodak Co.                                           405,276
--------------------------------------------------------------------------------
Pollution Control -- 0.2%
      5,655  Allied Waste Industries, Inc. *                             105,636
     18,232  Waste Management, Inc. *                                    561,910
                                                                    ------------
                                                                         667,546
--------------------------------------------------------------------------------
Publishing and Printing -- 0.6%
      1,846  Deluxe Corp.                                                 53,349
      2,455  Dow Jones & Co., Inc.                                       146,588
      7,663  Gannett Co., Inc.                                           504,992
      2,111  Knight-Ridder, Inc.                                         125,182
      5,675  McGraw-Hill Cos., Inc.                                      375,401
      1,293  Meredith Corp.                                               46,302
      4,666  Moody's Corp.                                               156,311
      4,602  New York Times Co.                                          193,284
      3,307  R.R. Donnelley & Sons Co.                                    98,218
      9,745  Tribune Co.                                                 389,898
                                                                    ------------
                                                                       2,089,525
--------------------------------------------------------------------------------
Railroads -- 0.3%
     11,490  Burlington Northern Santa Fe                                346,653
      6,000  CSX Corp.                                                   217,440
     11,192  Norfolk Southern Corp.                                      231,675
      7,209  Union Pacific Corp.                                         395,846
                                                                    ------------
                                                                       1,191,614
--------------------------------------------------------------------------------
Restaurants -- 0.4%
      3,338  Darden Restaurants, Inc.                                     93,130
     38,490  McDonald's Corp. *                                        1,041,540
      4,267  Tricon Global Restaurants *                                 187,321
      3,131  Wendy's Int'l., Inc.                                         79,966
                                                                    ------------
                                                                       1,401,957
--------------------------------------------------------------------------------
Semiconductors -- 0.0%
      2,614  Adaptec, Inc. *                                              25,983
--------------------------------------------------------------------------------
Semiconductors - Communications -- 1.0%
      8,607  Applied Micro Circuits Corp. *                              148,041
      7,078  Broadcom Corp. *                                            302,655
      6,778  Conexant Systems, Inc. *                                     60,663
      9,201  Linear Technology Corp.                                     406,868
      9,391  Maxim Integrated Products, Inc. *                           415,176
     50,744  Texas Instruments, Inc.                                   1,598,436
      5,471  Vitesse Semiconductor Corp. *                               115,110
      9,591  Xilinx, Inc. *                                              395,533
                                                                    ------------
                                                                       3,442,482
--------------------------------------------------------------------------------
Semiconductors - Equipment -- 0.7%
     13,300  Agilent Technologies, Inc. *                                432,250
     23,648  Applied Materials, Inc. *                                 1,161,117
      2,182  Axcelis Technologies, Inc. *                                 32,294
      5,326  KLA-Tencor Corp. *                                          311,411
      4,045  Novellus Systems, Inc. *                                    229,715
      5,039  Teradyne, Inc. *                                            166,791
                                                                    ------------
                                                                       2,333,578
--------------------------------------------------------------------------------
Telecommunications -- 4.9%
    109,929  AT & T Corp.                                              2,418,438
     54,892  BellSouth Corp.                                           2,210,501
      7,455  Citizens Comm. Co. *                                         89,684
     48,346  Qwest Comm. Int'l., Inc.                                  1,540,787
     99,051  SBC Comm., Inc.                                           3,967,983
     25,839  Sprint Corp. (FON GROUP)                                    551,921
     27,142  Sprint PCS *                                                655,479
     79,095  Verizon Comm.                                             4,231,582
      8,990  Williams Comm. Group, Inc. *                                 26,520
     84,163  WorldCom, Inc. *                                          1,195,115
      3,366  WorldCom, Inc. - MCI Group *                                 54,193
                                                                    ------------
                                                                      16,942,203
--------------------------------------------------------------------------------
Telecommunications - Equipment -- 2.7%
     22,546  ADC Telecomm., Inc. *                                       148,804
      2,219  Andrew Corp. *                                               40,941
      8,061  Avaya, Inc. *                                               110,436
    212,993  Cisco Systems, Inc. *                                     3,876,473
     26,809  Corning, Inc.                                               447,978
     38,077  JDS Uniphase Corp. *                                        475,962
     99,531  Lucent Technologies, Inc.                                   617,092

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2001 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
     63,839  Motorola, Inc.                                         $  1,057,174
     93,015  Nortel Networks Corp.                                       845,506
     22,020  QUALCOMM, Inc. *                                          1,287,730
      4,672  Scientific Atlanta, Inc.                                    189,683
     11,951  Tellabs, Inc. *                                             231,610
                                                                    ------------
                                                                       9,329,389
--------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.3%
      9,134  ALLTEL Corp.                                                559,549
     25,575  Global Crossing Ltd. *                                      220,968
     22,164  Nextel Comm., Inc. *                                        387,870
                                                                    ------------
                                                                       1,168,387
--------------------------------------------------------------------------------
Textile - Apparel and Production -- 0.1%
      4,841  Cintas Corp. *                                              223,896
      1,487  Liz Claiborne, Inc.                                          75,019
      2,970  V.F. Corp.                                                  108,049
                                                                    ------------
                                                                         406,964
--------------------------------------------------------------------------------
Transportation - Miscellaneous -- 0.1%
      8,478  FedEx Corp. *                                               340,816
      1,615  Ryder Systems, Inc.                                          31,654
                                                                    ------------
                                                                         372,470
--------------------------------------------------------------------------------
Utilities - Electric and Water -- 2.4%
     15,533  AES Corp. *                                                 668,696
      3,485  Allegheny Energy, Inc.                                      168,151
      3,966  Ameren Corp.                                                169,348
      9,397  American Electric Power, Inc.                               433,860
      8,640  Calpine Corp. *                                             326,592
      3,945  CenturyTel, Inc.                                            119,534
      4,569  CiNergy Corp.                                               159,687
      3,664  CMS Energy Corp.                                            102,042
      6,238  Consolidated Edison, Inc.                                   248,272
      4,710  Constellation Energy Group, Inc.                            200,646
      6,972  Dominion Resources, Inc.                                    419,226
      4,071  DTE Energy Co.                                              189,057
     22,352  Duke Energy Co.                                             871,952
      9,447  Edison Int'l. *                                             105,334
      6,485  Entergy Corp.                                               248,959
      9,458  Exelon Corp.                                                606,447
      6,616  FirstEnergy Corp.                                           212,771
      5,181  FPL Group, Inc.                                             311,948
      3,254  GPU, Inc.                                                   114,378
      9,846  Mirant Corp. *                                              338,702
      4,709  Niagara Mohawk Hldgs., Inc. *                                83,302
      5,802  NiSource, Inc.                                              158,569
      1,247  NiSource, Inc.-- SAILS *                                      2,955
     11,263  PG&E Corp. *                                                126,146
      2,413  Pinnacle West Capital Corp.                                 114,376
      4,198  PPL Corp.                                                   230,890
      7,161  Progress Energy, Inc.                                       321,672
      6,348  Public Svc. Enterprise Group, Inc.                          310,417
      8,555  Reliant Energy, Inc.                                        275,557
     19,579  Southern Co.                                                455,212
      7,492  TXU Corp.                                                   361,039
                                                                    ------------
                                                                       8,455,737
--------------------------------------------------------------------------------
Utilities - Gas and Pipeline -- 0.2%
      3,910  KeySpan Corp.                                               142,637
      4,405  Kinder Morgan, Inc.                                         221,351
      1,199  NICOR, Inc.                                                  46,737
      1,554  ONEOK, Inc.                                                  30,614
        894  Peoples Energy Corp.                                         35,939
      5,909  Sempra Energy                                               161,552
                                                                    ------------
                                                                         638,830
--------------------------------------------------------------------------------
             Total Common Stocks
               (Cost $362,064,963)                                   321,372,177
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 1.1%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
             U.S. Treasury Bill
$   750,000    3.615%, 8/9/2001                                     $    747,063
  3,200,000    3.68%, 8/9/2001                                         3,187,242
--------------------------------------------------------------------------------
             Total U.S. Government
               (Cost $3,934,305)                                       3,934,305
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 6.4%
--------------------------------------------------------------------------------
$22,220,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 6/29/2001,
             maturity value $22,227,462
             at 4.03%, due 7/2/2001 (1)
               (Cost $22,220,000)                                  $  22,220,000
--------------------------------------------------------------------------------
Total Investments -- 99.9%
  (Cost $388,219,268)                                                347,526,482
Cash, Receivables and Other Assets
  Less Liabilities - 0.1%                                                399,541
--------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 347,926,023
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
Purchased Futures Contracts
--------------------------------------------------------------------------------
                                                                    Unrealized
Contracts           Description             Expiration              Depreciation
--------------------------------------------------------------------------------
71                  S&P 500 Index           9/2001                  $  (992,365)

At June 30, 2001 The Guardian VC 500 Index Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2001 (Unaudited)

ASSETS
   Investments, at market (cost $388,219,268)                     $ 347,526,482
   Cash                                                                  36,929
   Dividends receivable                                                 240,360
   Receivable for securities sold                                       105,610
   Receivable margin variation                                           68,585
   Receivable for fund shares sold                                        9,126
   Interest receivable                                                    4,975
   Other assets                                                           1,441
                                                                  -------------
     Total Assets                                                   347,993,508
                                                                  -------------

LIABILITIES
   Payable for fund shares redeemed                                          50
   Due to affiliates                                                     67,435
                                                                  -------------
     Total Liabilities                                                   67,485
                                                                  -------------
     Net Assets                                                   $ 347,926,023
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $      38,539
   Additional paid-in capital                                       389,385,034
   Undistributed net investment income                                  222,829
   Accumulated net realized loss on investments                         (35,228)
   Net unrealized depreciation on investments                       (41,685,151)
                                                                  -------------
     Net Assets                                                   $ 347,926,023
                                                                  =============

Shares Outstanding -- $0.001 par value                               38,538,830
                                                                  =============

Net Asset Value Per Share                                         $        9.03
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2001 (Unaudited)

INVESTMENT INCOME
   Dividends                                                      $   1,790,514
   Interest                                                             274,226
   Less: Foreign tax withheld                                           (10,417)
                                                                  -------------
     Total Income                                                     2,054,323
                                                                  -------------
   Expenses:
     Investment advisory fees --  Note B                                378,271
     Custodian fees                                                      63,473
     Registration fees                                                   16,028
     Printing expense                                                    11,405
     Audit fees                                                           9,669
     Directors' fees --  Note B                                           6,199
     Legal fees                                                             992
     Loan commitment fees --  Note H                                        934
     Insurance expense                                                      248
     Other                                                                  348
                                                                  -------------
       Total Expenses before reimbursement                              487,567
     Less: Expenses assumed by investment adviser                       (63,902)
                                                                  -------------
       Net Expenses                                                     423,665
                                                                  -------------

   Net Investment Income                                              1,630,658
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
     Net realized loss on investments                                    (3,481)
     Net change in unrealized depreciation
       of investments                                               (23,076,458)
                                                                  -------------
   Net Realized and Unrealized Loss
     on Investments                                                 (23,079,939)
                                                                  -------------
       NET DECREASE IN NET ASSETS
         FROM OPERATIONS                                          $ (21,449,281)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Statement of Changes in Net Assets

                                                                              Six Months       Year Ended
                                                                                   Ended     December 31,
                                                                           June 30, 2001             2000
                                                                              (Unaudited)        (Audited)
                                                                           -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                                 $   1,630,658    $   2,679,354
     Net realized gain/(loss) on investments                                      (3,481)         159,467
     Net change in unrealized appreciation/(depreciation) of investments     (23,076,458)     (33,360,570)
                                                                           -------------    -------------
       Net Decrease in Net Assets from Operations                            (21,449,281)     (30,521,749)
                                                                           -------------    -------------

   Dividends and Distributions to Shareholders from:
     Net investment income                                                    (1,483,057)      (2,612,262)
     Net realized gain on investments                                            (88,140)        (455,143)
                                                                           -------------    -------------
       Total Dividends and Distributions to Shareholders                      (1,571,197)      (3,067,405)
                                                                           -------------    -------------

   From Capital Share Transactions:
     Net increase in net assets from capital share transactions - Note G      76,346,367      110,384,913
                                                                           -------------    -------------
   Net Increase in Net Assets                                                 53,325,889       76,795,759

NET ASSETS:
                                                                           -------------    -------------
Beginning of period                                                          294,600,134      217,804,375
End of period *                                                            $ 347,926,023    $ 294,600,134
                                                                           =============    =============

* Includes undistributed net investment income of:                         $     222,829    $      75,228

                       See notes to financial statements.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                Six Months          Year Ended            Period From
                                                   Ended           December 31,       August 25, 1999+ to
                                               June 30, 2001           2000            December 31, 1999
                                                (Unaudited)         (Audited)              (Audited)
                                               -------------       ------------       -------------------
Net asset value,
   beginning of period                          $      9.72        $     10.75            $     10.14
                                                -----------        -----------            -----------

Income from investment
   operations:
   Net investment income                               0.04               0.09                   0.03
   Net realized and unrealized gain/
     (loss) on investments                            (0.69)             (1.01)                  0.61
                                                -----------        -----------            -----------

   Net increase/(decrease) from investment
     operations                                       (0.65)             (0.92)                  0.64
                                                -----------        -----------            -----------

Dividends and Distributions
   to Shareholders from:
   Net investment income                              (0.04)             (0.09)                 (0.03)
   Net realized gain on investments                   (0.00)(a)          (0.02)                    --
                                                -----------        -----------            -----------
   Total dividends and distributions                  (0.04)             (0.11)                 (0.03)
                                                -----------        -----------            -----------

Net asset value, end of period                  $      9.03        $      9.72            $     10.75
                                                -----------        -----------            -----------

Total return*                                         (6.67)%(b)         (8.66)%                 6.38%(b)
                                                -----------        -----------            -----------

Ratios/supplemental data:
   Net assets, end of period
     (000's omitted)                            $   347,926        $   294,600            $   217,804
   Ratio of expenses to
     average net assets                                0.28%(c)           0.28%                  0.36%(c)
   Ratio of expenses after custody credits to
     average net assets                                0.28%(c)           0.28%                  0.29%(c)
   Ratio of expenses, excluding waivers, to
     average net assets                                0.32%(c)           0.34%                  0.36%(c)
   Ratio of net investment income to
     average net assets                                1.08%(c)           0.93%                  0.99%(c)
   Portfolio turnover rate                                1%                 1%                     1%

+     Commencement of investment operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
Mutual Funds -- 64.8%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Equity -- 52.1%
  2,532,000  The Guardian VC 500 Index Fund                          $22,863,960
--------------------------------------------------------------------------------
Fixed Income -- 12.7%
    470,055  The Guardian Bond Fund, Inc.                              5,579,549
--------------------------------------------------------------------------------
             Total Mutual Funds
               (Cost $29,116,725)                                     28,443,509
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 22.8%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
             U.S. Treasury Bill
$ 2,000,000    3.658%, 7/19/2001                                     $ 1,996,342
  6,000,000    3.77%, 7/19/2001                                        5,988,690
  2,000,000    4.087%, 7/5/2001                                        1,999,113
--------------------------------------------------------------------------------
             Total U.S. Government
               (Cost $9,984,145)                                       9,984,145
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 12.3%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 5,387,000  Lehman Brothers
             repurchase agreement,
             dated 6/29/2001, maturity
             value $5,388,809 at 4.03%,
             due 7/2/2001 (1)
               (Cost $5,387,000)                                    $  5,387,000
--------------------------------------------------------------------------------
Total Investments -- 99.9%
  (Cost $44,487,870)                                                  43,814,654
Cash, Receivables and Other Assets
  Less Liabilities -- 0.1%                                                48,783
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $ 43,863,437
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
Purchased Futures Contracts
--------------------------------------------------------------------------------

                                                                   Unrealized
Contracts           Description           Expiration               Depreciation
--------------------------------------------------------------------------------
46                  S&P 500 Index         9/2001                   $   (604,239)

At June 30, 2001 The Guardian VC Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2001 (Unaudited)

ASSETS
   Investments, at identified cost*                                $ 44,487,870
                                                                   ============

   Investments, at market                                          $ 38,427,654
   Repurchase agreements                                              5,387,000
                                                                   ------------
     Total Investments                                               43,814,654
   Cash                                                                     590
   Receivable for variation margin                                       54,050
   Receivable for fund shares sold                                        8,959
   Interest receivable                                                    1,206
   Other assets                                                              59
                                                                   ------------
     Total Assets                                                    43,879,518
                                                                   ------------

LIABILITIES
   Accrued expenses                                                       9,853
   Payable for fund shares redeemed                                          22
   Due to affiliates                                                      6,206
                                                                   ------------
     Total Liabilities                                                   16,081
                                                                   ------------
     Net Assets                                                    $ 43,863,437
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      4,937
   Additional paid-in capital                                        49,513,911
   Undistributed net investment income                                  287,947
   Accumulated net realized loss on investments                      (4,665,903)
   Net unrealized depreciation of investments                        (1,277,455)
                                                                   ------------
     Net Assets                                                    $ 43,863,437
                                                                   ============

Shares Outstanding -- $0.001 par value                                4,936,989
                                                                   ============

Net Asset Value Per Share                                          $       8.88
                                                                   ============

* Includes repurchase agreement

Statement of Operations
Six Months Ended
June 30, 2001 (Unaudited)

INVESTMENT INCOME
   Interest                                                        $    595,949
   Dividends                                                            250,756
                                                                   ------------
     Total Income                                                       846,705
                                                                   ------------

   Expenses:
     Investment advisory fees -- Note B                                 100,936
     Custodian fees                                                      14,856
     Audit fees                                                           9,173
     Directors' fees -- Note B                                            6,199
     Printing expense                                                     2,480
     Legal fees                                                             396
     Registration fees                                                      248
     Loan commitment fees -- Note H                                          87
     Insurance expense                                                       38
     Other                                                                  348
                                                                   ------------
       Total Expenses before reimbursement                              134,761
     Less: Expenses assumed by investment
       adviser(1)                                                       (42,775)
                                                                   ------------
       Net Expenses                                                      91,986
                                                                   ------------

   Net Investment Income                                                754,719
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
     Net realized loss on investments                                (4,895,272)
     Net realized gains received from underlying
       funds                                                              5,824
     Net change in unrealized depreciation
       of investments -- Note F                                       1,548,823
                                                                   ------------
   Net Realized and Unrealized Loss
     on Investments                                                  (3,340,625)
                                                                   ------------
       NET DECREASE IN NET ASSETS
         FROM OPERATIONS                                           $ (2,585,906)
                                                                   ============

(1) The fund does not impose any additional advisory fees for the portion of the fund's assets invested in other Guardian Funds.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Statement of Changes in Net Assets

                                                                                    Six Months             Year Ended
                                                                                         Ended           December 31,
                                                                                 June 30, 2001                   2000
                                                                                    (Unaudited)              (Audited)
                                                                                  ------------           ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                         $    754,719           $  1,270,593
    Net realized gain/(loss) on investments                                         (4,889,448)             2,653,886
    Net change in unrealized appreciation/(depreciation) of investments              1,548,823             (3,216,838)
                                                                                  ------------           ------------
      Net Increase/(Decrease) in Net Assets from Operations                         (2,585,906)               707,641
                                                                                  ------------           ------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                             (477,616)            (1,260,466)
    Net realized gain on investments                                                (1,095,289)            (2,660,471)
                                                                                  ------------           ------------
      Total Dividends and Distributions to Shareholders                             (1,572,905)            (3,920,937)
                                                                                  ------------           ------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G             9,394,775             14,091,013
                                                                                  ------------           ------------
  Net Increase in Net Assets                                                         5,235,964             10,877,717

NET ASSETS:
Beginning of period                                                                 38,627,473             27,749,756
                                                                                  ------------           ------------
End of period *                                                                   $ 43,863,437           $ 38,627,473
                                                                                  ============           ============

* Includes undistributed net investment income of:                                $    287,947           $     10,844


                       See notes to financial statements.


--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                             Six Months           Year Ended            Period From
                                                Ended            December 31,      September 15, 1999+ to
                                            June 30, 2001            2000            December 31, 1999
                                             (Unaudited)          (Audited)               (Audited)
                                            -------------        ------------      ----------------------
Net asset value,
   beginning of period                       $     9.83           $    10.68             $     9.94
                                             ----------           ----------             ----------
Income from investment
   operations:
   Net investment income                           0.16                 0.37                   0.12
   Net realized and unrealized gain/(loss)
     on investments                               (0.78)               (0.05)                  0.74
                                             ----------           ----------             ----------
   Net increase/(decrease) from investment
     operations                                   (0.62)                0.32                   0.86
                                             ----------           ----------             ----------
Dividends and Distributions
   to Shareholders from:
   Net investment income                          (0.10)               (0.36)                 (0.12)
   Net realized gain on investments               (0.23)               (0.81)                    --
                                             ----------           ----------             ----------
   Total dividends and distributions              (0.33)               (1.17)                 (0.12)
                                             ----------           ----------             ----------

Net asset value, end of period               $     8.88           $     9.83             $    10.68
                                             ----------           ----------             ----------

Total return*                                     (6.29)%(a)            3.00%                  8.67%(a)
                                             ----------           ----------             ----------

Ratios/supplemental data:
   Net assets, end of period
     (000's omitted)                         $   43,863           $   38,627             $   27,750
   Ratio of expenses to
     average net assets                            0.46%(b)(c)          0.48%(c)               0.67%(b)(c)
   Gross Expense Ratio                             0.55%(b)(d)          0.73%(d)               0.98%(b)(d)
   Ratio of net investment
     income to average net assets                  3.74%(b)             3.83%                  4.09%(b)
   Portfolio turnover rate                           39%                  12%                     0%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.
(c)   Amounts do not include expenses of the underlying funds.
(d)   Amounts include expenses of the underlying funds.

                       See notes to financial statements.


--------------------------------------------------------------------------------
                                                                              45

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

  Schedule of Investments
  June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
  Corporate Bonds -- 91.3%
--------------------------------------------------------------------------------

                                                   Rating
Principal                                          Moody's/
Amount                                              S&P*                   Value
--------------------------------------------------------------------------------

Aerospace and Defense -- 5.6%
$   500,000   Alliant Techsystems, Inc.
              Sr. Sub. Nt.+
              8.50% due 5/15/2011                   B2/B             $   505,000
    235,000   BE Aerospace, Inc.
              Sr. Sub. Nt.
              9.50% due 11/1/2008                   B2/B                 238,525
    330,000   K & F Ind., Inc.
              Sr. Sub. Nt. Ser. B
              9.25% due 10/15/2007                  B2/B                 337,425
    600,000   Sequa Corp.
              Sr. Nt.+
              8.875% due 4/1/2008                   Ba2/BB               594,000
                                                                      ----------
                                                                       1,674,950
--------------------------------------------------------------------------------
Automotive -- 2.5%
    360,000   Delco Remy Int'l., Inc.
              Sr. Sub. Nt.+
              11.00% due 5/1/2009                   B2/B                 374,400
    220,000   Dura Operating Corp.
              Sr. Sub. Nt. Ser. B
              9.00% due 5/1/2009                    B2/B                 206,800
    165,000   Hayes Lemmerz  Int'l., Inc.
              Sr. Nt.+
              11.875% due 6/15/2006                 B2/B-                160,050
                                                                      ----------
                                                                         741,250
--------------------------------------------------------------------------------
Cable and Wireless Video -- 6.8%
              Adelphia Comm. Corp.
              Sr. Nt. Ser. B
    150,000   10.50% due 7/15/2004                  B2/B+                151,313
              Sr. Nt.
    330,000   10.25% due 6/15/2011                  B2/B+                325,050
    330,000   Charter Comm. Hldgs.
              Sr. Nt.+
              10.75% due 10/1/2009                  B2/B+                347,325
    500,000   CSC Hldgs., Inc.
              Sr. Nt.+
              7.625% due 4/1/2011                   Ba1/BB+              477,003
    300,000   Insight Comm., Inc.
              Sr. Nt.+
              10.50% due 11/1/2010                  B1/B+                316,500
    500,000   Pegasus Comm. Corp.
              Sr. Nt. Ser. B
              9.625% due 10/15/2005                 B3/CCC+              442,500
                                                                      ----------
                                                                       2,059,691
--------------------------------------------------------------------------------
Consumer Durables -- 5.8%
    355,000   Briggs & Stratton Corp.
              Sr. Nt.+
              8.875% due 3/15/2011                  Ba1/BBB-             358,550
    600,000   Sealy Mattress Co.
              Sr. Sub. Nt.+
              9.875% due 12/15/2007                 B2/B-                592,500
    440,000   Simmons Co.
              Sr. Sub. Nt. Ser. B
              10.25% due 3/15/2009                  B3/B-                426,800
    360,000   Steinway Musical
                Instruments, Inc.
              Sr. Nt.+
              8.75% due 4/15/2011                   Ba3/BB-              361,800
                                                                      ----------
                                                                       1,739,650
--------------------------------------------------------------------------------
Consumer Non-Durables -- 3.2%
              Elizabeth Arden, Inc.
              Sr. Nt. Ser. D
    175,000   10.375% due 5/15/2007                 B2/B                 171,937
              Sr. Sec. Nt. Ser. B+
    330,000   11.75% due 2/1/2011                   B1/B+                350,625
    200,000   Playtex Products, Inc.
              Sr. Sub. Nt.+
              9.375% due 6/1/2011                   B2/B                 203,500
    250,000   St. John Knits Int'l., Inc.
              Sr. Sub. Nt.
              12.50% due 7/1/2009                   B3/B-                250,313
                                                                      ----------
                                                                         976,375
--------------------------------------------------------------------------------
Diversified Media -- 5.4%
    400,000   Advanstar Comm.
              Sr. Sub. Nt.
              12.00% due 2/15/2011                  B2/B-                408,000
    330,000   American Media
                Operations, Inc.
              Sr. Sub. Nt.
              10.25% due 5/1/2009                   B2/B-                337,425
    500,000   Premier Parks, Inc.
              Sr. Nt.
              9.75% due 6/15/2007                   B3/B                 502,500
    400,000   Primedia, Inc.
              Sr. Nt.+
              8.875% due 5/15/2011                  Ba3/BB-              370,000
                                                                      ----------
                                                                       1,617,925
--------------------------------------------------------------------------------
Energy -- 9.3%
    500,000   Belden & Blake Corp.
              Sr. Sub. Nt. Ser. B
              9.875% due 6/15/2007                  Caa3/CCC-            407,500
    600,000   Chesapeake Energy Corp.
              Sr. Nt. Ser. A+
              8.125% due 4/1/2011                   B2/B+                561,000

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------
                                                   Rating
Principal                                          Moody's/
Amount                                              S&P*                   Value
--------------------------------------------------------------------------------

$   356,000   Dresser, Inc.
              Sr. Nt.+
              9.375% due 4/15/2011                  B2/B               $ 360,450
    300,000   Newpark Resources, Inc.
              Sr. Sub. Nt. Ser. B
              8.625% due 12/15/2007                 B2/B+                299,250
    330,000   Pride Int'l., Inc.
              Sr. Nt.
              9.375% due 5/1/2007                   Ba3/BB               346,500
    330,000   Swift Energy Co.
              Sr. Sub. Nt.
              10.25% due 8/1/2009                   B2/B                 353,100
    500,000   Vintage Petroleum, Inc.
              Sr. Sub. Nt.+
              7.875% due 5/15/2011                  Ba3/BB-              485,000
                                                                      ----------
                                                                       2,812,800
--------------------------------------------------------------------------------
Financial -- 1.1%
    330,000   AmeriCredit Corp.
              Sr. Sub. Nt.
              9.875% due 4/15/2006                  Ba1/BB-              331,650
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 4.4%
    350,000   Del Monte Corp.
              Sr. Sub. Nt.+
              9.25% due 5/15/2011                   B3/B-                357,000
    600,000   Michael Foods Corp.
              Sub. Nt.+
              11.75% due 4/1/2011                   B2/B-                615,000
    345,000   Premium Standard Farms, Inc.
              Sr. Nt.+
              9.25% due 6/15/2011                   B1/BB                340,688
                                                                      ----------
                                                                       1,312,688
--------------------------------------------------------------------------------
Forest Products and Containers -- 3.4%
    330,000   Kappa Beheer BV
              Sr. Sub. Nt.
              10.625% due 7/15/2009                 B2/B                 346,500
    165,000   Packaging Corp. of America
              Sr. Sub. Nt.
              9.625% due 4/1/2009                   B1/BB-               175,106
    330,000   Stone Container Corp.
              Sr. Nt.+
              9.75% due 2/1/2011                    B2/B                 336,600
    165,000   Tembec Industries, Inc.
              Sr. Nt.+
              8.50% due 2/1/2011                    Ba1/BB+              168,300
                                                                      ----------
                                                                       1,026,506
--------------------------------------------------------------------------------
Gaming and Leisure -- 6.2%
    500,000   Hollywood Casino Corp.
              Sr. Nt.
              11.25% due 5/1/2007                   B3/B                 527,500
    330,000   Intrawest Corp.
              Sr. Nt.
              9.75% due 8/15/2008                   B1/B+                330,000
    500,000   Mandalay Resort Group
              Sr. Sub. Nt. Ser. B+
              10.25% due 8/1/2007                   Ba3/BB-              523,750
    488,000   Waterford Gaming LLC
              Sr. Nt.+
              9.50% due 3/15/2010                   B1/B+                478,850
                                                                      ----------
                                                                       1,860,100
--------------------------------------------------------------------------------
Health Care -- 6.8%
    500,000   Fisher Scientific Int'l., Inc.
              Sr. Sub. Nt.
              9.00% due 2/1/2008                    B3/B-                492,500
    330,000   Fresenius Medical Care
              Capital Tr.                           Ba3/B+               335,775
    450,000   HCA-The Healthcare Corp.
              Nt.
              8.75% due 9/1/2010                    Ba1/BB+              477,582
    330,000   Insight Health Svcs. Corp.
              Sr. Sub. Nt.+
              9.625% due 6/15/2008                  B3/B-                328,350
    400,000   Triad Hospitals Hldgs.
              Nt.+
              8.75% due 5/1/2009                    B1/B-                407,000
                                                                      ----------
                                                                       2,041,207
--------------------------------------------------------------------------------
Housing -- 1.8%
    200,000   Meritage Corp.
              Sr. Nt.+
              9.75% due 6/1/2011                    B1/B                 199,000
    330,000   WCI Communities, Inc.
              Sr. Sub. Nt.+
              10.625% due 2/15/2011                 B1/B                 343,200
                                                                      ----------
                                                                         542,200
--------------------------------------------------------------------------------
Information Technology -- 3.5%
    450,000   Flextronics Int'l. Ltd.
              Sr. Sub. Nt.+
              9.875% due 7/1/2010                   Ba3/BB-              447,750
    600,000   Iron Mountain, Inc.
              Sr. Sub. Nt.
              8.625% due 4/1/2013                   B2/B                 604,500
                                                                      ----------
                                                                       1,052,250
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

  Schedule of Investments
  June 30, 2001 (Unaudited) (Continued)

                                                   Rating
Principal                                          Moody's/
Amount                                              S&P*                   Value
--------------------------------------------------------------------------------
Manufacturing -- 0.6%
$   170,000   Int'l. Wire Group, Inc.
              Sr. Sub. Nt.
              11.75% due 6/1/2005                   B3/B-             $  171,488
--------------------------------------------------------------------------------
Restaurants -- 2.0%
    600,000   Jack in the Box, Inc.
              Sr. Sub. Nt.
              8.375% due 4/15/2008                  B1/BB-               589,500
--------------------------------------------------------------------------------
Services -- 2.1%
    330,000   Allied Waste NA, Inc.
              Sr. Sub. Nt.
              10.00% due 8/1/2009                   B2/B+                339,075
    330,000   United Rentals, Inc.
              Sr. Sub. Nt.
              9.00% due 4/1/2009                    B3/BB-               305,250
                                                                      ----------
                                                                         644,325
--------------------------------------------------------------------------------
Telecommunications -- 7.3%
    340,000   Flag Telecomm. Hldgs. Ltd.
              Sr. Nt.
              11.625% due 3/30/2010                 B2/B                 214,200
    450,000   Focal Comm.
              Sr. Nt. Ser.B+
              11.875% due 1/15/2010                 B3/B-                144,562
    320,000   Globix Corp.
              Sr. Nt.
              12.50% due 2/1/2010                   NR/B-                 92,800
    900,000   GT Group Telecomm., Inc.
              Sr. Disc. Nt.+
              13.25% due 2/1/2010                   Caa1/B-              283,500
    300,000   Int'l. Cabletel, Inc.
              Sr. Nt. Ser. B
              11.50% due 2/1/2006                   B2/B                 202,500
    150,000   Intermedia Comm., Inc.
              Sr. Nt. Ser. B
              9.50% due 3/1/2009                    B2/B                 148,500
    150,000   McLeod USA, Inc.
              Sr. Nt.
              12.00% due 7/15/2008                  B1/B+                 94,500
    670,000   Orius Capital Corp.
              Sr. Sub. Nt. Ser. B
              12.75% due 2/1/2010                   Caa2/B-              167,500
    220,000   Pac-West Telecomm., Inc.
              Sr. Nt.
              13.50% due 2/1/2009                   B3/B                  99,000
    330,000   Telewest Comm. PLC
              Sr. Disc. Deb.
              11.00% due 10/1/2007                  B2/B                 278,025
              Williams Comm. Group, Inc.
              Sr. Nt.
    575,000   11.70% due 8/1/2008                   B2/B+                238,625
              Sr. Nt.
    575,000   11.875% due 8/1/2010                  B2/B+                238,625
                                                                      ----------
                                                                       2,202,337
--------------------------------------------------------------------------------
Utility -- 2.6%
    800,000   Calpine Canada Energy
              Sr. Nt.
              8.50% due 5/1/2008                    Ba1/BB+              779,967
--------------------------------------------------------------------------------
Wireless Communication -- 10.9%
    375,000   Airgate PCS, Inc.
              Sr. Sub. Disc. Nt.
              13.50% due 10/1/2009                  Caa1/CCC             217,500
    495,000   American Tower Corp.
              Sr. Nt.+
              9.375% due 2/1/2009                   B3/B                 461,587
    450,000   Crown Castle Int'l. Corp.
              Sr. Nt.
              10.75% due 8/1/2011                   B3/B                 435,375
    330,000   Horizon PCS, Inc.
              Sr. Disc. Nt.+
              14.00% due 10/1/2010                  Caa1/CCC             128,700
    500,000   Leap Wireless Int'l., Inc.
              Sr. Nt.
              12.50% due 4/15/2010                  Caa2/CCC             330,000
    150,000   Nextel Comm., Inc.
              Sr. Conv. Nt.
              5.25% due 1/15/2010                   B1/B                  91,500
    300,000   Nextel Partners, Inc.
              Sr. Nt.+
              11.00% due 3/15/2010                  B3/CCC+              236,250
              Pinnacle Hldgs., Inc.
              Sr. Nt.+
    150,000   5.50% due 9/15/2007                   NR/NR                 62,063
              Sr. Disc. Nt.
    165,000   10.00% due 3/15/2008                  B3/CCC                84,975
    660,000   Spectrasite Hldgs., Inc.
              Sr. Disc. Nt.
              11.25% due 4/15/2009                  B3/B-                303,600
              Telecorp PCS, Inc.
              Sr. Sub. Disc. Nt.
    150,000   11.625% due 4/15/2009                 B3/NR                 93,750
              Sr. Sub. Nt.+
    330,000   10.625% due 7/15/2010                 B3/NR                310,200
    330,000   Triton PCS, Inc.
              Sr. Sub. Disc. Nt.
              11.00% due 5/1/2008                   B2/B-                266,063

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------
48

                                                   Rating
Principal                                          Moody's/
Amount                                              S&P*                   Value
--------------------------------------------------------------------------------

$   345,000   U.S. Unwired, Inc.
              Sr. Sub. Disc. Nt. Ser. B
              13.375% due 11/1/2009                 Caa1/CCC+        $   169,481
    200,000   Ubiquitel Operating Co.
              Sr. Sub. Disc. Nt.+
              14.00% due 4/15/2010                  Caa1/CCC              79,000
                                                                      ----------
                                                                       3,270,044
--------------------------------------------------------------------------------
              Total Corporate Bonds
                (Cost $29,686,390)                                    27,446,903
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrants -- 0.2%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
        900   GT Group Telecomm., Inc.
              exp. 2/1/2010                                             $ 26,861
        330   Horizon PCS, Inc.
              exp. 10/1/2010+                                                 65
              Leap Wireless Int'l., Inc.
        500   exp. 4/15/2010                                              20,000
        330   exp. 4/15/2010                                               7,260
        200   Ubiquitel Operating Co.
              exp. 4/15/2010+                                              2,350
        170   XM Satellite Radio, Inc.
              exp. 3/3/2010                                                4,229
--------------------------------------------------------------------------------
              Total Warrants
                (Cost $36,590)                                            60,765
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 5.6%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 1,675,000   State Street Bank and Trust Co.
              repurchase agreement, dated 6/29/2001,
              maturity value $1,675,563 at 4.03%
              due 7/2/2001 (1)
                (Cost $1,675,000)                                    $ 1,675,000
--------------------------------------------------------------------------------
Total Investments - 97.1%
  (Cost $31,397,980)                                                  29,182,668
Cash, Receivables and Other Assets
  Less Liabilities - 2.9%                                                886,725
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $30,069,393
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Statement of Assets
and Liabilities
June 30, 2001 (Unaudited)

ASSETS
  Investments, at market (cost $31,397,980)                         $29,182,668
  Cash                                                                      688
  Receivable for securities sold                                        981,684
  Interest receivable                                                   762,753
  Receivable for fund shares sold                                           600
  Other assets                                                               91
                                                                    -----------
    Total Assets                                                     30,928,484
                                                                    -----------

LIABILITIES
  Payable for securities purchased                                      834,455
  Accrued expenses                                                        9,206
  Due to affiliates                                                      15,430
                                                                    -----------
    Total Liabilities                                                   859,091
                                                                    -----------
    Net Assets                                                      $30,069,393
                                                                    ===========

COMPONENTS OF NET ASSETS
  Capital stock, at par                                             $     3,584
  Additional paid-in capital                                         35,041,779
  Undistributed net investment income                                   249,249
  Accumulated net realized loss on investments                       (3,009,907)
  Net unrealized depreciation of investments                         (2,215,312)
                                                                    -----------
    Net Assets                                                      $30,069,393
                                                                    ===========
Shares Outstanding-- $0.001 par value                                 3,583,906
                                                                    ===========
Net Asset Value Per Share                                           $      8.39
                                                                    ===========

Statement of Operations
Six Months Ended
June 30, 2001 (Unaudited)

INVESTMENT INCOME
  Interest                                                          $ 1,591,335
  Dividends                                                              14,850
                                                                    -----------
    Total Income                                                      1,606,185
                                                                    -----------
  Expenses:
    Investment advisory fees -- Note B                                   93,383
    Custodian fees                                                       15,620
    Audit fees                                                           11,653
    Directors' fees -- Note B                                             6,199
    Printing expense                                                      2,232
    Legal fees                                                              396
    Registration fees                                                       248
    Loan commitment fees -- Note H                                           98
    Insurance expense                                                        63
    Other                                                                   348
                                                                    -----------
    Total Expenses                                                      130,240
                                                                    -----------
  Net Investment Income                                               1,475,945
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE F
    Net realized loss on investments                                 (1,827,390)
    Net change in unrealized depreciation
      of investments                                                    521,280
                                                                    -----------
  Net Realized and Unrealized Loss
    on Investments                                                   (1,306,110)
                                                                    -----------
      NET INCREASE IN NET ASSETS
        FROM OPERATIONS                                             $   169,835
                                                                    ===========

                       See notes to financial statements.


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                    Six Months             Year Ended
                                                                                         Ended           December 31,
                                                                                 June 30, 2001                   2000
                                                                                    (Unaudited)              (Audited)
                                                                                 -------------           ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                        $   1,475,945          $   2,383,231
    Net realized loss on investments                                                (1,827,390)            (1,023,745)
    Net change in unrealized appreciation/(depreciation) of investments                521,280             (2,984,116)
                                                                                 -------------          -------------
      Net Increase/(Decrease) in Net Assets from Operations                            169,835             (1,624,630)
                                                                                 -------------          -------------

  Dividends to Shareholders from:
    Net investment income                                                           (1,244,080)            (2,366,885)
                                                                                 -------------          -------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G             4,309,312              4,937,631
                                                                                 -------------          -------------

  Net Increase in Net Assets                                                         3,235,067                946,116
NET ASSETS:
Beginning of period                                                                 26,834,326             25,888,210
                                                                                 -------------          -------------
End of period *                                                                  $  30,069,393          $  26,834,326
                                                                                 =============          =============

  *Includes undistributed net investment income of:                              $     249,249          $      17,384

                       See notes to financial statements.


--------------------------------------------------------------------------------
                                                                              51

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Financial Highlights
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                            Six Months       Year Ended         Period From
                                                                               Ended        December 31,   September 13, 1999+ to
                                                                           June 30, 2001        2000         December 31, 1999
                                                                            (Unaudited)      (Audited)            (Audited)
                                                                           -------------    ------------   ----------------------
Net asset value,
  beginning of period ..................................................     $  8.61          $ 10.04              $  9.99
                                                                             -------          -------              -------
Income from investment
  operations:
  Net investment income ................................................        0.43             0.85                 0.23
  Net realized and unrealized gain/(loss)
    on investments .....................................................       (0.29)           (1.44)                0.05
                                                                             -------          -------              -------
  Net increase/(decrease) from investment
    operations .........................................................        0.14            (0.59)                0.28
                                                                             -------          -------              -------
Dividends to Shareholders from:
  Net investment income ................................................       (0.36)           (0.84)               (0.23)
                                                                             -------          -------              -------
Net asset value, end of period .........................................     $  8.39          $  8.61              $ 10.04
                                                                             -------          -------              -------
Total return* ..........................................................        1.64%(a)        (6.07)%               2.78%(a)
                                                                             -------          -------              -------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ....................................................     $30,069          $26,834              $25,888
  Ratio of expenses to
    average net assets .................................................        0.84%(b)         0.90%                1.14%(b)
  Ratio of expenses after custody
    credits to average net assets ......................................        0.84%(b)         0.90%                0.99%(b)
  Ratio of net investment
    income to average net assets .......................................        9.48%(b)         9.11%                7.66%(b)
  Portfolio turnover rate ..............................................          94%             155%                  43%

+   Commencement of investment operations
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund
(GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999 and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036; and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of June 30, 2001, no Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).


--------------------------------------------------------------------------------
66

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

      In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the GSF, GVC500IF, GVCAAF, GVCHYBF, GBF and GCF does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Foreign Currency Translation

      GSF, GVC500IF and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge


--------------------------------------------------------------------------------
                                                                              67

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

--------------------------------------------------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
--------------------------------------------------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of .25% and .60% respectively, of their average daily net assets. GISC voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds
 .28% of the average daily net assets of GVC500IF. GISC subsidized .04% of the ordinary operating expenses of GVC500IF and $63,902 for the six months ended June 30, 2001. If total expenses of the Funds, except GVC500IF (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Funds, GISC has agreed to assume any such excess expenses. None of the Funds exceeded this limit during the six months ended June 30, 2001.


--------------------------------------------------------------------------------
68

--------------------------------------------------------------------------------
Combined Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

      GVCAAF received $256,580 of dividends from other Guardian mutual funds.

--------------------------------------------------------------------------------
Note C -- Repurchase Agreements
--------------------------------------------------------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

--------------------------------------------------------------------------------
Note D -- Reverse Repurchase Agreements
--------------------------------------------------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the six months ended June 30, 2001 amounted to $21,414.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

Average amount oustanding during the period .......................  $6,000,000
Weighted average interest rate during the period ..................        2.28%

--------------------------------------------------------------------------------
Note E -- Dollar Roll Transactions
--------------------------------------------------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.


--------------------------------------------------------------------------------
                                                                              69

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

--------------------------------------------------------------------------------
Note F -- Investment Transactions
--------------------------------------------------------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2001 were as follows:

                                                 GSF                  GVC500IF
                                                -----               -----------
Purchases ................................  $2,350,785,371          $52,857,261
Proceeds .................................  $2,653,063,451           $2,147,595

                                                GVCAAF                GVCHYBF
                                              ----------            -----------
Purchases ................................  $   23,598,240          $30,489,560
Proceeds .................................  $    6,844,698          $25,763,808

                                                 GBF
                                                -----
Purchases ................................  $  752,128,534
Proceeds .................................  $  724,490,062

      The cost of investments owned at June 30, 2001 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 2001 for GSF, GVC500IF, GVCAAF, GVCHYBF and GBF were as follows:

                                                GSF                   GVC500IF
                                               -----                -----------
Gross Appreciation .......................  $  233,616,382         $ 24,239,484
Gross Depreciation .......................    (122,708,056)         (64,932,270)
                                            --------------         ------------
Net Unrealized Appreciation/(Depreciation)  $  110,908,326         $(40,692,786)
                                            ==============         ============
                                               GVCAAF                 GVCHYBF
                                             ----------             -----------
Gross Appreciation .......................  $       61,064         $    499,358
Gross Depreciation .......................        (734,280)          (2,714,670)
                                            --------------         ------------
Net Unrealized Depreciation ..............  $     (673,216)        $ (2,215,312)
                                            ==============         ============
                                                GBF
                                               -----
Gross Appreciation .......................  $    2,662,446
Gross Depreciation .......................      (2,496,762)
                                            --------------
   Net Unrealized Appreciation              $      165,684
                                            ==============


--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------
Combined Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

--------------------------------------------------------------------------------
Note G -- Transactions in Capital Stock
--------------------------------------------------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for the Guardian Variable Contract Funds, Inc., divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through June 30, 2001, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

                                           Six Months Ended              Year Ended       Six Months Ended              Year Ended
                                                    June 30,            December 31,               June 30,            December 31,
                                                       2001                    2000                   2001                   2000
                                                 (Unaudited)               (Audited)            (Unaudited)               (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                          Amount
------------------------------------------------------------------------------------------------------------------------------------
o  The Guardian Stock Fund
Shares sold                                       2,220,143               6,150,247           $  76,120,975           $ 334,877,079
Shares issued in reinvestment of
  dividends and distributions                       784,694              14,951,639              24,458,898             604,199,000
Shares repurchased                               (9,642,974)            (11,483,808)           (311,269,929)           (614,613,524)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                        (6,638,137)              9,618,078           $(210,690,056)          $ 324,462,555
------------------------------------------------------------------------------------------------------------------------------------
o  The Guardian VC 500 Index Fund
Shares sold                                       8,279,686              10,014,181           $  76,924,825           $ 110,068,245
Shares issued in reinvestment of
  dividends and distributions                       163,406                 302,724               1,467,386               3,067,405
Shares repurchased                                 (226,813)               (261,850)             (2,045,844)             (2,750,737)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase                                    8,216,279              10,055,055           $  76,346,367           $ 110,384,913
------------------------------------------------------------------------------------------------------------------------------------
o  The Guardian VC Asset Allocation Fund
Shares sold                                         945,031               1,061,518           $   8,868,124           $  11,487,547
Shares issued in reinvestment of
  dividends and distributions                       177,529                 390,191               1,572,906               3,920,937
Shares repurchased                                 (114,199)               (122,064)             (1,046,255)             (1,317,471)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase                                    1,008,361               1,329,645           $   9,394,775           $  14,091,013
------------------------------------------------------------------------------------------------------------------------------------
o  The Guardian VC High Yield Bond Fund
Shares sold                                       1,294,677                 312,625           $  11,830,702           $   2,944,132
Shares issued in reinvestment
  of dividends                                      147,753                 263,303               1,244,080               2,366,885
Shares repurchased                                 (975,302)                (38,841)             (8,765,470)               (373,386)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase                                    467,128                 537,087           $   4,309,312           $   4,937,631
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              71

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

                                           Six Months Ended              Year Ended       Six Months Ended              Year Ended
                                                    June 30,            December 31,               June 30,            December 31,
                                                       2001                    2000                   2001                   2000
                                                 (Unaudited)               (Audited)            (Unaudited)               (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                          Amount
------------------------------------------------------------------------------------------------------------------------------------
o  The Guardian Bond Fund
Shares sold                                       3,150,921               1,974,860           $  38,166,934           $  23,012,516
Shares issued in reinvestment of
   dividends                                        831,154               1,975,990               9,973,854              22,960,166
Shares repurchased                               (2,369,377)             (6,673,170)            (28,590,764)            (77,439,370)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                        1,612,698              (2,722,320)          $  19,550,024           $ (31,466,688)
------------------------------------------------------------------------------------------------------------------------------------
o  The Guardian Cash Fund
Shares sold                                      20,265,003              39,378,558           $ 202,650,033           $ 393,785,445
Shares issued in reinvestment of
   dividends                                      1,016,627               2,498,242              10,166,271              24,982,418
Shares repurchased                              (18,489,919)            (47,985,843)           (184,899,193)           (479,858,436)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                        2,791,711              (6,109,043)          $  27,917,111           $ (61,090,573)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note H -- Line of Credit
--------------------------------------------------------------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30,2001, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.


--------------------------------------------------------------------------------
72